UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHEGG, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 19, 2024
To Our Stockholders,
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Chegg, Inc., which will be held virtually via live audio webcast at https://web.lumiconnect.com/299143484 (password: CHGG2024) on Wednesday, June 5, 2024 at 9:00 a.m. Pacific Time. To attend and participate in the Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. As always, we encourage you to vote your shares prior to the Annual Meeting.
We have elected to deliver our proxy materials to our stockholders over the Internet in accordance with SEC rules. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. On April 19, 2024, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders, which contains instructions on how to access our proxy materials for our Annual Meeting, including our proxy statement and annual report to stockholders. The Notice also provides instructions on how to vote by telephone or via the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.
The matters to be acted upon are described in the accompanying notice of Annual Meeting and proxy statement.
We hope that you will be able to join us at our virtual Annual Meeting. Whether or not you plan to attend the meeting, it is important that you cast your vote either by voting at the virtual Annual Meeting or by proxy before the Annual Meeting. YOUR VOTE IS IMPORTANT.
Sincerely,

Dan Rosensweig President, Chief Executive Officer and Co-Chairperson

Notice of 2024 Annual Meeting

To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (“Annual Meeting”) of Chegg, Inc. (“Chegg,” “Company,” “we,” “us” or “our”) will be held on Wednesday, June 5, 2024, at 9:00 a.m. Pacific Time. Stockholders will be able to listen, vote and submit questions at https://web.lumiconnect.com/299143484 (password: CHGG2024) during the meeting. To attend and participate in the Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card.
We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:
Meeting Details DATE Wednesday, June 5, 2024 TIME 9:00 a.m. Pacific Time LOCATION web.lumiconnect.com /299143484

1
To elect the Class II directors to serve until the third Annual Meeting of Stockholders following this meeting and until their successors are elected and qualified or until their resignation or removal.

2	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2023.

YOUR VOTE IS VERY IMPORTANT
Each share of our common stock that you own represents one vote. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Equiniti Trust Company, LLC, through their website at www.equiniti.com or by phone at 1-800-937-5449.

3	To approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation.
4	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on April 8, 2024 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of stockholders eligible to vote at the Annual Meeting will be available for review during our regular business hours at our principal executive office at 3990 Freedom Circle, Santa Clara, California 95054 for the ten days prior to the meeting for any purpose related to the Annual Meeting.

Participation in Our Virtual Annual Meeting
The 2024 Annual Meeting will be held entirely online. As described in our proxy materials for the Annual Meeting, you are entitled to participate in our Annual Meeting if you were a stockholder of record of our common stock at the close of business on April 8, 2024. To attend and participate in the Annual Meeting at https://web.lumiconnect.com/299143484 (password: CHGG2024), you must enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card next to the label “Control Number.”
Online access to the Annual Meeting website will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device. We encourage you to access the Annual Meeting website in advance of the designated start time.
You may vote during the Annual Meeting by following the instructions available on the Annual Meeting website. If you are the beneficial owner of shares held in street name and you want to vote your shares during the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information.
It is important that you read the proxy materials made available to you, including the Notice of 2024 Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (collectively, the “proxy materials”), and we encourage you to vote your shares of common stock in advance of the Annual Meeting by one of the methods described in the proxy materials.
Whether or not you plan to virtually attend the Annual Meeting, we strongly urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials.
YOUR VOTE IS VERY IMPORTANT. Each share of our common stock that you own represents one vote. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Equiniti Trust Company, LLC, through their website at www.equiniti.com or by phone at 1-800-937-5449.
By Order of the Board of Directors,
Woodie Dixon, Jr.
General Counsel and Corporate Secretary
Santa Clara, California
April 19, 2024
Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or via the Internet or request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Meeting” beginning on page 4 of the proxy statement and the instructions on the Notice of Internet Availability of Proxy Materials that was mailed to you.

Table of Contents

PROXY SUMMARY	1	PROPOSAL NO. 2 - NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	34
GENERAL PROXY INFORMATION	4
Information About Solicitation and Voting	4	PROPOSAL NO. 3 - NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTE ON EXECUTIVE COMPENSATION	36
Internet Availability of Proxy Materials	4
General Information About the Meeting	4	PROPOSAL NO. 4 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38
ESG AND CORPORATE GOVERNANCE	9
Environmental, Social and Governance Matters	9	Independent Registered Public Accounting Firm's Fees Report	38
Stockholder Engagement	13
Corporate Governance Guidelines	13	All Other Fees	39
Board Leadership Structure	14	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	40
Our Board of Directors' Role in Risk Oversight	14
Independence of Directors	14	OUR MANAGEMENT	43
Committees of Our Board of Directors	15	EXECUTIVE COMPENSATION	44
Compensation Committee Interlocks and Insider Participants	18	Compensation Discussion and Analysis	44
		Report of the Compensation Committee	58
2023 Board and Committee Meetings and Attendance	19	Summary Compensation	59
Board Attendance at Annual Meeting of Stockholders	19	Termination and Change of Control Arrangements	64
Presiding Director of Non-Employee Director Meetings	19	Chief Executive Officer Pay Ratio	68
Director Commitments	19	PAY VERSUS PERFORMANCE DISCLOSURE	69
Communication with Directors	19	EQUITY COMPENSATION PLAN INFORMATION	74
Code of Business Conduct and Ethics	20	TRANSACTIONS WITH RELATED PARTIES	75
NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS	21	REPORT OF THE AUDIT COMMITTEE	76
Nomination to the Board of Directors	21	ADDITIONAL INFORMATION	77
Director Qualifications	21	OTHER MATTERS	79
Director Orientation and Continuing Education	22	APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	A-1
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	23
Nominees to the Board of Directors	24
Continuing Directors	26
Director Compensation	31

Proxy Summary

Meeting Details				2023 Business Highlights 7.7M Subscription Services Subscribers $716M Total Revenue $173M Free Cash Flow(1) 31% Adjusted EBITDA Margin(1) 19% Reduction in shares outstanding vs. 2022

DATE Wednesday, June 5, 2024	TIME 9:00 a.m. Pacific Time	LOCATION web.lumiconnect.com/ 299143484 (password: CHGG2024)

Ways to Vote You may vote during the Annual Meeting by following the instructions on the Annual Meeting website.

VOTE VIA INTERNET In order to do so, please follow the instructions shown on your Notice or Proxy Card.	VOTE VIA PHONE In order to do so, please follow the instructions shown on your Notice or Proxy Card.	VOTE VIA MAIL Sign, date and return proxy card in the envelope provided.

Voting Recommendations

Proposal		Recommendation	Page

1	Election of three Class II directors (Proposal No. 1). •Marne Levine •Paul LeBlanc •Richard Sarnoff	FOR EACH DIRECTOR NOMINEE	23
2	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2023 (Proposal No. 2).	FOR	34
3	To approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation (Proposal No. 3).	FOR ONE YEAR	36
4	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 4).	FOR	38

(1)	See Appendix A for a reconciliation of GAAP to non-GAAP measures and other information.

Chegg, Inc.	1	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROXY SUMMARY
2024 Director Nominees
We introduce our 2024 director nominees below.

				Committee Memberships
Name	Age	Director Since	Independent	Audit Committee	Compensation Committee	Governance and Sustainability Committee

Marne Levine	53	2013	YES		■	■
Paul LeBlanc	66	2019	YES			«
Richard Sarnoff	65	2012	YES	■
■ - Member
« - Chair
Diversity of the Board

TENURE	AGE	GENDER	INDEPENDENCE	RACE/ETHNICITY

Help students achieve better outcomes The guiding principle behind every decision that we make. Period.

Chegg, Inc.	2	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROXY SUMMARY
Board Director Experience
The matrix below highlights several of the experiences, qualifications, attributes, and skills of our directors. While these characteristics are considered by the Board of Directors and the Governance and Sustainability Committee in connection with the director nomination process, the following matrix is self-reported and does not encompass all experience, qualifications, attributes, or skills of our directors.

Name	Digital	International	Senior Executive	High-Growth at Scale	Public BoD	Risk Management	Finance & Accounting	Subscription or D2C	Cybersecurity	M&A	Education or Non-Profit	ESG

Sarah Bond	■	■	■	■	■	■		■	■	■		■
Renee Budig	■	■	■	■	■		■	■		■
Paul LeBlanc	■	■	■			■	■	■	■	■	■	■
Marne Levine	■	■	■	■		■		■		■	■	■
Marcela Martin	■	■	■	■	■	■	■	■		■		■
Dan Rosensweig	■	■	■	■	■	■	■	■	■	■	■	■
Richard Sarnoff	■	■	■	■	■	■	■	■		■	■
Ted Schlein	■	■	■		■		■	■	■	■	■	■
Melanie Whelan	■	■	■					■		■	■	■
John (Jed) York	■	■	■			■	■			■		■

Digital - Experience with technology, digital and social media, or partnerships.
International - Experience with international operations.
Senior Executive - Experience as a CEO or senior executive at a public company or other large organization.
High-Growth at Scale - Experience with high-growth organization with $5+ billion annual revenue.
Public BoD - Experience as a director of another public company.
Risk Management - Experience in risk management.
Finance & Accounting - Expertise in financial statements and accounting.
Subscription or D2C - Experience with direct-to-consumer or subscription services.
Cybersecurity - Expertise in technology and cybersecurity.
M&A - Expertise in M&A, debt and equity financings and other strategic transactions.
Education or Non-Profit - Expertise in education or non-corporate (non-profits).
ESG - Leadership experience with ESG, sustainability, or diversity and inclusion.

Chegg, Inc.	3	Proxy Statement for the 2024 Annual Meeting of Stockholders

General Proxy Information

Information About Solicitation and Voting
The accompanying proxy is solicited on behalf of the Board of Directors (“Board of Directors”) of Chegg, Inc. (“Chegg,” “Company,” “we,” “us” or “our”), for use at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 5, 2024, at 9:00 a.m. Pacific Time, and any adjournment or postponement thereof.
The Annual Meeting will be held in a virtual-only format. Stockholders who would like to attend the Annual Meeting should plan to participate via live webcast, which will be available at the following address: https://web.lumiconnect.com/299143484 (password: CHGG2024). To attend and participate in the virtual Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. Online access to the Annual Meeting website will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device. We encourage you to access the Annual Meeting website in advance of the designated start time.
Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. As a result, on or about April 19, 2024, we sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report. The Notice also provides instructions on how to access your proxy card to vote by telephone or via the Internet.
This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.
General Information About the Meeting
Purpose of the Meeting
At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. As of April 19, 2024, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are our officers, have the authority in their discretion to vote the shares of our common stock represented by the proxy. Following the meeting, management will respond to questions from any stockholders who have joined

Chegg, Inc.	4	Proxy Statement for the 2024 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
the Annual Meeting with their control numbers, which is included in their Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card.
Record Date and Shares Outstanding
Stockholders of record at the close of business on April 8, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 8, 2024, the Company had 101,569,933 shares of common stock issued and outstanding.
Quorum
The holders of a majority of the voting power of the shares of our common stock entitled to vote at the meeting as of the record date must be present at the meeting to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote at the virtual meeting or if you have properly submitted a proxy. Abstentions and broker non-votes (as defined below) will be counted towards the quorum requirement.
Voting Rights
Each holder of shares of our common stock is entitled to one vote for each share of our common stock held as of the close of business on April 8, 2024, the Record Date. You may vote all shares owned by you as of April 8, 2024, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee (collectively referred to in this proxy statement as your “Broker”).
Stockholder of Record: Shares Registered in Your Name. If, on April 8, 2024, your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone, via the Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker. If, on April 8, 2024, your shares of our common stock were held in an account with a Broker, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your Broker on how to vote the shares of our common stock held in your account. However, the Broker that holds your shares of our common stock is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the Broker that holds your shares giving you the right to vote the shares at the meeting.
Required Vote
Proposal No. 1. Our Amended and Restated Bylaws require that each director be elected by the majority of votes cast (excluding abstentions and broker “non-votes”) by the holders of shares present or represented at the Annual Meeting and entitled to vote with respect to such director in uncontested elections. The election of directors pursuant to Proposal No. 1 is an uncontested election; therefore, any of the three individuals nominated in Proposal No. 1 for election to the Board of Directors for whom the number of votes cast “FOR” such director’s election exceeds the number of votes cast “AGAINST” such director's election will be elected. You may also vote to “ABSTAIN” on this proposal, but abstentions and broker “non-votes” will not have any effect on this proposal.
Proposal No. 2. The affirmative “FOR” vote of a majority of the votes cast (excluding abstentions and broker “non-votes”) by the holders of shares present or represented at the Annual Meeting and entitled to vote with respect to this proposal is required to approve, on an advisory and non-binding basis, the compensation awarded to our named executive officers for the year ended December 31, 2023. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker “non-votes” will not have any effect on the proposal to approve, on an advisory and non-binding basis, the compensation awarded to our named

Chegg, Inc.	5	Proxy Statement for the 2024 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
executive officers for the year ended December 31, 2023. Although this say-on-pay vote is advisory and, therefore, will not be binding on us, our Compensation Committee and our Board of Directors value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns and the Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.
Proposal No. 3. The choice of frequency that receives the highest number of affirmative votes cast (excluding abstentions and broker “non-votes”) by the holders of shares present or represented at the Annual Meeting and entitled to vote with respect to this proposal will be considered the advisory vote of our stockholders. You may vote for “ONE YEAR,” “TWO YEARS” OR “THREE YEARS” or “ABSTAIN.” Abstentions and broker “non-votes” will not have any effect on the proposal to approve, on an advisory and non-binding basis, the frequency of future advisory votes on executive compensation. Although your vote is advisory and, therefore, will not be binding on us, our Compensation Committee and our Board of Directors value the opinions of our stockholders. Accordingly, we will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation program of our named executive officers.
Proposal No. 4. The affirmative “FOR” vote of a majority of the votes cast (excluding abstentions and broker “non-votes”) by the holders of shares present or represented at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker “non-votes” will not have any effect on the proposal to ratify the selection of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
“Broker non-votes” occur when shares of our common stock held by a Broker for a beneficial owner are not voted either because (i) the Broker did not receive voting instructions from the beneficial owner or (ii) the Broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. A Broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a Broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 4) is considered a routine matter. Proposal Nos. 1, 2 and 3 are non-routine matters. If your shares are held through a Broker, those shares will not be voted with regard to Proposal Nos. 1, 2 or 3 unless you affirmatively provide the broker instruction on how to vote. Accordingly, we encourage you to provide voting instructions to your Broker, whether or not you plan to attend the Annual Meeting.
Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting
The Board of Directors recommends that you vote:
•Proposal No. 1 - FOR each of the Class II directors named in this proxy statement.
•Proposal No. 2 - FOR the approval of the compensation of our named executive officers for the year ended December 31, 2023 as disclosed in this proxy statement.
•Proposal No. 3 - ONE YEAR for the frequency of future advisory votes on named executive officer compensation.
•Proposal No. 4 - FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Chegg, Inc.	6	Proxy Statement for the 2024 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
Voting Instructions; Voting of Proxies
Stockholders as of the Record Date may:
•Vote at the Annual Meeting – You may vote during the Annual Meeting by following the instructions on the Annual Meeting website.
•Vote via telephone or via the Internet – Please follow the instructions shown on your Notice or proxy card.
•Vote by mail – If any individual stockholders request and receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the envelope provided.
Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on June 4, 2024. Submitting your proxy (whether by telephone, via the Internet or by mail if you request or received a paper proxy card) will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your Broker to direct it how to vote your shares. For Proposal No. 1, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting with respect to each nominee to the Board of Directors; for Proposal No. 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting; for Proposal No. 3, you may vote for “ONE YEAR,” “TWO YEARS” or “THREE YEARS” or “ABSTAIN” from voting; and for Proposal No. 4, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares of our common stock should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.
If you received the Notice, please follow the instructions included on the Notice on how to access your proxy card and vote by telephone or via the Internet. If you do not vote and you hold your shares of our common stock in street name, and your Broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares of our common stock that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.
If you receive more than one proxy card or more than one Notice, your shares of our common stock are registered in more than one name or are registered in different accounts. To make certain all of your shares of our common stock are voted, please follow the instructions included on the Notice regarding how to access each proxy card and vote each proxy card by telephone or via the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.
Even if you plan on attending the Annual Meeting virtually, we strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above.
Soliciting Proxies
The expenses of soliciting proxies will be paid by Chegg. Following the original mailing of the soliciting materials, Chegg and its agents may solicit proxies by mail, email, telephone, facsimile or by other similar means. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Following the original mailing of the soliciting materials, Chegg will request Brokers to forward copies of the soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, Chegg, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote via the Internet, you are responsible for any Internet access charges you may incur.

Chegg, Inc.	7	Proxy Statement for the 2024 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the meeting by:
•delivering to the Corporate Secretary of the Company by a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or via the Internet; or
•attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a Broker and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless revoked during the virtual meeting.
Electronic Access to the Proxy Materials
The Notice will provide you with instructions regarding how to:
•view our proxy materials for the meeting via the Internet; and
•instruct us to send our future proxy materials to you electronically by email.
Receiving your proxy materials by email will reduce the impact of our Annual Meeting of Stockholders on the environment and lower the costs of printing and distributing our proxy materials. Unless you choose to receive printed copies of our proxy materials, you will receive an email with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The preliminary voting results will be announced at the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Commitment to the learning journey Putting students first.

Chegg, Inc.	8	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG and Corporate Governance

Environmental, Social and Governance Matters
Chegg is a mission-driven company. We put learners first and seek to improve their outcomes in school and beyond. We strive to improve the overall return on investment in education by helping students learn more in less time and at a lower cost.
We aim to support and accelerate the path students take from learning to earning. This includes online tools for academia in a digital world and extends beyond the classroom with non-academic content and offerings and into their professional careers with skills training. We help students each step of the way to improve the outcome of their education. To do this, we focus on listening to their needs, elevating and amplifying their voice, and taking action to provide real life solutions.
This sentiment is weaved into everything we do and supports our commitment to Environmental, Social and Governance (“ESG”) and Sustainability matters. We are committed to making a difference on the issues that matter to learners, our employees, stockholders, and other key stakeholders.
ESG Management and Oversight
Formal responsibilities for the implementation and management of programs that involve ESG initiatives are held by functional team leaders throughout Chegg. At the most senior levels, including our Chief People Officer, Chief Information Security Officer, General Counsel, and Vice President, Investor Relations & ESG, these leaders regularly report to our Board of Directors on issues related to ESG, including our greenhouse gas emissions data.
Chegg's Governance and Sustainability Committee maintains oversight over the majority of Chegg's material ESG topics, while some topics, such as pay equity, are overseen by our Compensation Committee, and others, such as data security and privacy, are overseen by our Audit Committee.
ESG Materiality
In late 2021, Chegg conducted a formal materiality assessment to help prioritize our ESG roadmap and better understand which ESG topics are most material to Chegg and our key stakeholders.
In this assessment, we engaged over 300 students, professors, employees, executives, employee resource group leaders, investors, and members of our Board of Directors as a part of this process to help us evaluate key ESG issues. We value the opinions of our stakeholders, both internal and external, and will continue to engage with them on ESG and other topics.

Chegg, Inc.	9	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
The feedback from this materiality assessment reinforced our longstanding belief that Chegg’s mission and values are critical to our business success and are deeply integrated into our culture and processes.
We believe these values remain appropriate today and continue to incorporate the conclusions from the materiality assessment into our ESG strategy with an increased emphasis on the topics in the upper right-hand quadrant, which have been identified by our stakeholders as important to both business and society.
The matrix below is a visual representation of the conclusions and feedback we gathered from the stakeholder groups.

CATEGORIES

Environment	Learners	Employees	Governance & Responsible Business Practices

Chegg, Inc.	10	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
ESG Framework
We categorize our efforts to support key ESG issues into six pillars.

FOCUS ON PEOPLE	ACT RESPONSIBLY	HELP LEARNERS	OPERATE SUSTAINABLY	GIVE BACK	GOVERN EFFECTIVELY

•Culture, Belonging and Inclusion •Human Capital Management •Employee Engagement •Employee Health, Safety, and Wellbeing	•Privacy and Cybersecurity •Ethics/Compliance •Academic Integrity •Responsible Marketing •Technology Innovation and Performance	•Product Impacts and Learning Outcomes •Access to Education •Holistic Approach to Learner Success	•Climate Change Risks and Opportunities •Environmental Impact •Natural Resource Management	•Community Engagement •Philanthropy •Research and Advocacy	•Corporate Governance •Corporate Behavior
Focus on People. We focus on people by making Chegg a great place to work. We foster an environment centered on respect for all people, where diversity and inclusion are celebrated, and people have the opportunity to develop and advance their careers. Our employees are one of our biggest competitive advantages, and it is our responsibility to take care of them. We do this by offering an array of wellness and personal development programs, including health benefits, tuition reimbursement, mental health support, childcare credit and tools, paid parental leave, flexible PTO, professional leadership coaching, student debt repayment and ergonomic workplace design, to name a few.
Act Responsibly. We understand that to be a true customer champion and to gain and preserve our customers’ trust, we must operate all facets of our business with integrity. We hold ourselves to the highest ethical standards and strive for full compliance with applicable laws and regulations. Our mission-driven nature is what attracted many of us to Chegg and keeps us here year after year. We believe this contributes to our strong values-driven culture and our shared respect for both legal and ethical business practices.
Help Learners. Learners are evolving and so is Chegg. The modern learner looks very different than they once did. They are older, many have families, and they are juggling work and school at the same time, so it comes as no surprise that they need more flexibility when it comes to education. Learners tell us that they need affordable, on-demand help and unfortunately, they are often unable to get that help from the institutions they pay to teach them. We combine our proprietary student data and artificial intelligence technology to serve as a personalized learning assistant for students and provide conversational, interactive, on-demand learning tools that are better able to predict students’ needs without them having to ask. We are extremely proud to offer an integrated platform for learning that has helped so many learners on their education journey by providing them with the type of help they need, when they need it, in the format they want to receive it.

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ESG AND CORPORATE GOVERNANCE
Operate Sustainably. We are focused on sustainable operations and are committed to minimizing the environmental impact of our business. We know that we owe it to our customers, employees, and society to use environmentally sound practices. This commitment impacts our operations, energy usage, and office buildings. Further, we strive to work with vendors that have similar values around operating sustainably. As part of our commitment to operate sustainably, Chegg measures and discloses its scope 1, 2, and 3 greenhouse gas emissions, with the goal of minimizing these emissions over time.
Give Back. Chegg and Chegg.org address issues facing the modern learner. We support organizations whose initiatives benefit learners and our communities such as those that remove barriers to education, empower student physical and mental well-being, tackle food insecurity, aid regions or groups impacted by disasters, celebrate and protect diversity, or support sustainability. We also empower our employee resource groups' work to support their shared communities by providing annual funding for philanthropic grants, leadership training, and executive sponsorship. Chegg’s business activities and major themes of our philanthropic and community efforts align with many of the U.N.’s Sustainable Development Goals, and we have identified four of these goals (#4 – Quality Education, #3 – Good Health and Well-Being, #2 – Zero Hunger, #8 – Decent Work and Economic Growth, and #10 – Reduced Inequalities) for which Chegg’s influence is greatest.
Govern Effectively. Chegg has a commitment to strong corporate governance practices. Corporate governance is part of our culture and is founded in our daily commitment to living values and principles that recognize our ethical obligations to our employees, customers and stockholders.
Awards and Recognition
•Chegg has a AAA MSCI ESG Rating, the highest possible rating.1.
•We are pleased to share our recognition as a company committed to sustainability in our industry and we are honored to be included in the 2024 S&P Global Sustainability Yearbook and to be designated an industry mover.
•Chegg has been certified as a "Great Place to Work" since 2018.
•In 2023, Chegg was voted one of Fortune’s Best Small and Medium Workplaces for Women, Parents, Millennials, and Technology, one of Fortune’s Best Medium Workplaces, and one of Fortune’s Best Small Workplaces in the Bay Area.
•Chegg won 15 best workplace awards from Comparably’s 2023 lists: Best Places to Work in the Bay Area, Best Global Culture, Best Company Outlook, Best Company for Career Growth, Best Company Leadership, Best Company Perks & Benefits, Best Company Work-Life Balance, Best Company Compensation, Best CEO for Diversity, Best CEO for Women, Best Company Happiness, Best Product & Design Team, Best HR Team, Best Marketing Team, and Best Engineering Team.
Additional information on our ESG efforts is available on the Investor Relations section of our website, which is located at https://investor.chegg.com/esg. Our website addresses in this proxy statement are included as inactive textual references only. The information contained on or accessible through these websites is not incorporated by reference into this proxy statement.

(1)	As of 03/13/2024.

Chegg, Inc.	12	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
Stockholder Engagement
We believe that effective corporate governance includes engagement with our stockholders and other stakeholders. In addition to our Annual Meeting each year, we regularly offer stockholders opportunities to deliver feedback on topics of interest to them, including, but not limited to, our: compensation program, corporate governance, diversity, equity and inclusion (“DEI”) initiatives, ESG matters, data security, artificial intelligence, academic integrity initiatives and continued plans for stockholder outreach and engagement. In addition, our Investor Relations team regularly meets with investors, prospective investors, and investment analysts. In 2023, we contacted each of our largest 15 stockholders offering engagement discussions, of which 6 actively engaged in meetings or email discussions with us. Over the past few years, our engagement with stockholders has helped us better understand their priorities, perspectives, and issues of concern, while giving us an opportunity to elaborate on our initiatives and practices and to address the extent to which various aspects of these matters are or are not significant given the scope and nature of our operations and our existing practices.
The feedback received from our stockholders is shared and discussed with our Board of Directors and the appropriate committees thereof. We have made a number of enhancements in 2023 to our operations related to the topics discussed with our stockholders, for example:
•We made certain changes to the structure of our compensation program for 2023, incorporating a free cash flow performance metric into our 2023 PSU program, which is described in more detail in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement.
•We also improved our corporate governance policies and procedures, including an amendment and restatement of our Amended and Restated Bylaws in 2023, which, among other things, changed the voting standard for uncontested director elections from a plurality voting standard to a majority voting standard.
We plan to continue our annual cadence of stockholder outreach. This outreach is complementary to the hundreds of touchpoints our Investor Relations team and executives have with stockholders each year. We find it beneficial to have ongoing dialogue with our stockholders throughout the year on a full range of investor priorities, instead of engaging with stockholders only prior to our annual meeting on issues to be voted on in the proxy statement. Depending on the circumstance, one of our independent directors may engage in these conversations with stockholders as well.
Corporate Governance Guidelines
Chegg is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.
Our Board of Directors has adopted Corporate Governance Guidelines that set forth our expectations for directors, director independence standards, board committee structure and functions, and other policies regarding our corporate governance. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://investor.chegg.com, under “Corporate Governance.” The Corporate Governance Guidelines are reviewed at least annually by our Governance and Sustainability Committee, and any warranted changes are recommended to our Board of Directors. On March 15, 2023, our Corporate Governance Guidelines were updated, and, on December 6, 2023, our Code of Business Conduct and Ethics was updated upon the recommendation of our Governance and Sustainability Committee.

Chegg, Inc.	13	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its Chairperson, or Co-Chairperson, in any way that it considers in the best interests of our Company, and that the Governance and Sustainability Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations related thereto to our Board of Directors as the Governance and Sustainability Committee deems appropriate. Our Board of Directors does not have a policy on whether the role of the Chairperson, or of the Co-Chairperson, and Chief Executive Officer should be separate and believes that it should maintain flexibility in determining a board leadership structure appropriate for us from time to time.
Our Board of Directors believes that we and our stockholders currently are best served by having Dan Rosensweig, our President and Chief Executive Officer, serve as a Co-Chairperson of our Board of Directors, considering his experience, expertise, knowledge of our business and operations and strategic vision. As Co-Chairperson of our Board of Directors, Mr. Rosensweig presides over meetings of the Board of Directors along with the other Co-Chairperson, and holds such other powers and carries out such other duties as are customarily carried out by a Co-Chairperson of the Board of Directors. Our other Co-Chairperson of the Board is Richard Sarnoff, an independent director. Our Board of Directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board of Directors and sound corporate governance policies and practices.
Our Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole, has responsibility for risk oversight, although the committees of our Board of Directors oversee and review risk areas which are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to the Board of Directors and to our personnel that are responsible for risk assessment and information management about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, strategic, financial (accounting, credit, liquidity and tax), legal, regulatory, cybersecurity, compliance and reputational risks.
Each committee of the Board of Directors meets in executive session with key management personnel and representatives of outside advisers to oversee risks associated with their respective principal areas of focus. The Audit Committee reviews our major financial and cybersecurity risk exposures and the steps management has taken to monitor and limit such exposures, including our risk assessment and risk management policies and guidelines. With respect to cybersecurity, the Audit Committee provides independent oversight of our Information Security and Governance Program (the “ISP”). As a component of the ISP, the Audit Committee receives a report on the health and performance of the ISP quarterly. The Governance and Sustainability Committee provides oversight with respect to director selection, effectiveness and independence of our Board of Directors, committee functions and charters, adherence to our ESG framework, and other corporate governance matters. The Compensation Committee reviews our major compensation-related risk exposures, human capital management, diversity and inclusion, senior management succession planning, including consideration of whether compensation rewards and incentives encourage undue or inappropriate risk taking by our personnel, and the steps management has taken to monitor or mitigate such exposures.
Independence of Directors
The rules, regulations and listing standards of the New York Stock Exchange (the “NYSE”) generally require that a majority of the members of our Board of Directors be independent. In addition, the NYSE rules, regulations and listing standards generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees to be independent.

Chegg, Inc.	14	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
Our Board of Directors determines the independence of our directors by applying the independence principles and standards established by the NYSE. These provide that a director is independent only if the Board of Directors affirmatively determines that the director has no direct or indirect material relationship with Chegg. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.
Applying these standards, our Board of Directors annually reviews the independence of our directors, taking into account all relevant facts and circumstances. In its most recent review, the Board of Directors considered, among other things, the relationships that each non-employee director has with Chegg and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director.
Based upon this review, our Board of Directors has determined that none of the members of our Board of Directors, other than Mr. Rosensweig, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the members of our Board of Directors, other than Mr. Rosensweig, is “independent” as that term is defined under the rules, regulations and listing standards of the NYSE.
All members of our Audit Committee, Compensation Committee, and Governance and Sustainability Committee must be independent directors as defined by our Corporate Governance Guidelines. Members of the Audit Committee and the Compensation Committee must also satisfy separate SEC independence requirements, as described in more detail below. Our Board of Directors has determined that all members of our Audit Committee, Compensation Committee and Governance and Sustainability Committee are independent and all members of our Audit Committee satisfy the relevant SEC additional independence requirements for the members of such committee.
Committees of Our Board of Directors
Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee, and a Governance and Sustainability Committee. Members serve on these committees until they resign or until otherwise determined by our Board of Directors. Our Board of Directors assesses the composition of the committees at least annually to consider whether committee assignments should be rotated. Each committee is governed by a written charter. The charters for each committee can be obtained, without charge, on the Investor Relations section of our website, https://investor.chegg.com, under “Corporate Governance.” The composition and responsibilities of each committee are described below:

Chegg, Inc.	15	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
AUDIT COMMITTEE
The composition of our Audit Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE and the rules and regulations of the SEC, which provide that the members may not accept directly or indirectly any consulting, advisory or other compensatory fee from Chegg or any of its subsidiaries other than their directors’ compensation (including in connection with such member’s service as a partner, member or principal of a law firm, accounting firm or investment banking firm that accepts consulting or advisory fees from Chegg or any of its subsidiaries). Each member of our Audit Committee is financially literate as required by the rules, regulations and listing standards of the NYSE. In addition, our Board of Directors has determined that Mses. Budig and Martin are Audit Committee financial experts within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended (Regulation S-K of the Securities Act of 1933, as amended, shall be referred to herein as “Regulation S-K”). The Audit Committee’s responsibilities include, among others:

Audit Committee
•Assisting our Board of Directors in overseeing the integrity of our financial statements and accounting and financial reporting processes and the audits of our financial statements, as well as our compliance with legal and regulatory requirements;
•Selecting and overseeing our independent auditors;
•Reviewing and evaluating the qualifications, independence, and performance of our independent auditors;
•Monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and our financial and senior management;
•Overseeing the performance of our internal audit function;
•Facilitating communication among our independent auditors, our financial and senior management, and our Board of Directors;
•Discussing the results of the audit with our independent auditors, and reviewing, with management and the independent auditors, our interim and year-end operating results; and
•Reviewing with management our major financial, accounting, tax, and cybersecurity risk exposures and the steps management has taken to monitor such exposures, including our procedures and any related policies with respect to risk assessment and risk management.

CURRENT MEMBERS Renee Budig, Chair Marcela Martin Richard Sarnoff Ted Schlein NUMBER OF MEETINGS 5

Chegg, Inc.	16	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
COMPENSATION COMMITTEE
The composition of our Compensation Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE and the rules and regulations of the SEC. Each member of our Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Act of 1934, as amended, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to the compensation of our executive officers and directors. The Compensation Committee’s responsibilities include the following, among others:

Compensation Committee
•Reviewing our overall compensation strategy, including base salary, incentive compensation, and equity-based grants, to assure that it promotes stockholder interests and supports our strategic and tactical objectives, and that it provides for appropriate rewards and incentives for our management and employees;
•Reviewing and determining the compensation of our executive officers, including the corporate goals and objectives to be considered in determining such compensation;
•Recommending to our Board of Directors the compensation for our directors;
•Administering our stock and equity incentive plans; and
•Reviewing, approving, and making recommendations to our Board of Directors regarding incentive compensation equity-based grants and equity plans.

CURRENT MEMBERS Melanie Whelan, Chair Marne Levine Renee Budig Sarah Bond John (Jed) York NUMBER OF MEETINGS 6

At least annually, our Compensation Committee reviews and approves our executive compensation strategy and principles to assure that they promote stockholder interests and support our strategic and tactical objectives, and that they provide for appropriate rewards and incentives for our executives. Our Compensation Committee also reviews and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. Except for the delegations described below with respect to non-executive and Advisory Board grants, our Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits. In determining the compensation of each of our executive officers, other than our Chief Executive Officer, our Compensation Committee considers the recommendations of our Chief Executive Officer, our human resources department, and our independent compensation consultant. In the case of the Chief Executive Officer, our Compensation Committee evaluates his performance and independently determines, considering the recommendations of our independent compensation consultant, whether to make any adjustments to his compensation.
Our Compensation Committee retained an independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), to assist in structuring our executive officer compensation and non-employee director compensation for fiscal year 2023. As described in more detail the “Executive Compensation—Compensation Discussion and Analysis—2023 Compensation Peer Group” section of this proxy statement, FW Cook provided our Compensation Committee with market data and analyses from a peer group of similarly-sized technology companies with similar business and financial characteristics. During fiscal year 2023, other than executive and general compensation survey consulting services, FW Cook did not provide Chegg or our Compensation Committee with any other services. No work performed by FW Cook during 2023 raised a conflict of interest. For fiscal year 2024, the Compensation Committee has retained Aon Consulting, Inc. as its independent compensation consultant.

Chegg, Inc.	17	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
The Compensation Committee has delegated, in accordance with applicable law, rules and regulations, and our Certificate of Incorporation and Bylaws, authority to an equity awards committee comprised of certain of our executive officers, including our Chief Executive Officer, who is also a member of the Board of Directors, the authority to make certain types of equity award grants under Chegg’s 2023 Equity Incentive Plan, or any successor plan, to any employee who is not an executive officer or director subject to the terms of such plan and equity award guidelines and limits approved by our Compensation Committee. Our Compensation Committee has also delegated to our Chief Executive Officer the authority to make certain types of equity award grants under Chegg’s 2023 Equity Incentive Plan, or any successor plan, to members of our Advisory Board.
GOVERNANCE AND SUSTAINABILITY COMMITTEE
The composition of our Governance and Sustainability Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE. The Governance and Sustainability Committee’s responsibilities include the following, among others:

Governance and Sustainability Committee
•Identifying, recruiting, evaluating, and recommending nominees to our Board of Directors and committees of our Board of Directors;
•Evaluating and reviewing with our Board of Directors the criteria for identifying and selecting new directors;
•Evaluating the performance of our Board of Directors and its committees;
•Considering and making recommendations to our Board of Directors regarding the composition and leadership structure of our Board of Directors and its committees;
•Overseeing and periodically reviewing our policies, initiatives, strategy, disclosures and engagement with investors and other key stakeholders related to ESG matters;
•Evaluating the adequacy of our corporate governance practices and reporting, taking into account developments in corporate governance practices; and
•Making recommendations to our Board of Directors concerning corporate governance and ESG matters.

CURRENT MEMBERS Paul LeBlanc, Chair Marne Levine Ted Schlein John (Jed) York NUMBER OF MEETINGS 7

Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee during 2023 were Mses. Levine, Whelan and Bond and Mr. York. None of the members of our Compensation Committee in 2023 were at any time during 2023, or at any other time, an officer or employee of Chegg or any of its subsidiaries, and none had or has any relationships with Chegg that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2023.

Chegg, Inc.	18	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
2023 Board and Committee Meetings and Attendance
Our Board of Directors meets periodically during our fiscal year to review significant developments affecting us and to act on matters requiring the Board of Directors approval. During 2023, our Board held six meetings and acted four times by unanimous written consent; the Audit Committee held five meetings and acted two times by unanimous written consent; the Compensation Committee held six meetings and acted three times by unanimous written consent; and the Governance and Sustainability Committee held seven meetings. During 2023 each member of the Board of Directors, except for Paul LeBlanc, participated in at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees on which such member served that were held during the period in which such director served.
The following table sets forth the number of meetings held by our Board of Directors and the Committees during fiscal year 2023:

Name	Board of Directors	Audit Committee	Compensation Committee	Governance and Sustainability Committee

Number of meetings held in 2023	6	5	6	7
Number of unanimous written consents in 2023	4	2	3	0
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage our Board of Directors to attend our Annual Meeting. All of our then-serving directors attended our last Annual Meeting of Stockholders held on June 7, 2023.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Mr. Sarnoff, Co-Chairperson of the Board of Directors, is the presiding director at these meetings.
Director Commitments
Each member of the Board of Directors is expected to spend the time and effort necessary to properly discharge their responsibilities as directors in accordance with the criteria set forth in our Corporate Governance Guidelines. No director may serve on more than four public company boards, including our Board of Directors, in order to devote adequate time and effort to their responsibilities as our directors.
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Co-Chairpersons) may do so by mailing letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of the Board of Directors consistent with a screening policy providing that unsolicited items, sales materials, and other routine items and items unrelated to the duties and responsibilities of the Board of Directors not be relayed on to directors.
The address for these communications is:
Chegg, Inc.
3990 Freedom Circle
Santa Clara, CA 95054
Attn: Corporate Secretary

Chegg, Inc.	19	Proxy Statement for the 2024 Annual Meeting of Stockholders

ESG AND CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. Our Code of Business Conduct and Ethics is publicly available on our Investor Relations section of our website located at https://investor.chegg.com, under “Corporate Governance.” To satisfy the disclosure requirement under Item 5.05 of Form 8-K, any amendments or waivers of our Code of Business Conduct and Ethics pertaining to a member of our Board of Directors or one of our executive officers will be disclosed on our website at the above-referenced address. There were no waivers of the Code of Business Conduct and Ethics for any of our directors or executives during fiscal year 2023. On December 6, 2023, our Code of Business Conduct and Ethics was updated upon the recommendation of our Governance and Sustainability Committee.

Proactive We understand students at a deep level and anticipate their needs at every step.

Chegg, Inc.	20	Proxy Statement for the 2024 Annual Meeting of Stockholders

Nomination Process and Director Qualification

Nomination to the Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of our Governance and Sustainability Committee in accordance with such committee’s charter, our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines and any criteria adopted by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Governance and Sustainability Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under the “Additional Information—Stockholder Proposals to Be Presented at the Next Annual Meeting” section of this proxy statement.
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified Board of Directors, the Governance and Sustainability Committee is responsible for developing and recommending to our Board of Directors the desired qualifications, expertise and characteristics of members of our Board of Directors that the committee believes must be met by a committee-recommended nominee for membership to our Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board of Directors to possess.
Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements, the listing rules of the NYSE, and the provisions of our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, and charters of the committees of the Board of Directors. In addition, neither our Board of Directors nor our Governance and Sustainability Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering candidates for nomination, the Governance and Sustainability Committee may take into consideration many factors, including, among other

Chegg, Inc.	21	Proxy Statement for the 2024 Annual Meeting of Stockholders

NOMINATION PROCESS AND DIRECTOR QUALIFICATION
things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and willingness and ability to devote adequate time and effort to responsibilities of the Board of Directors, in the context of its existing composition. Through the nomination process, the Governance and Sustainability Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Board of Directors overall effectiveness and the needs of the Board of Directors and its committees. The brief biographical description of the nominees set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each director nominee that led to the conclusion that such director nominee should serve as a member of our Board of Directors at this time.
Director Onboarding and Continuing Education
Our director orientation program familiarizes new directors with Chegg’s businesses, strategies and policies, and assists them in developing the skills and knowledge required for their service on the Board of Directors and assigned committees. New directors are provided a comprehensive orientation about Chegg, including our business operations, strategy and governance. New directors have one-on-one sessions with the Chief Executive Officer, other directors and other members of management. New Audit Committee members also have one-on-one sessions with our independent registered public accounting firm. Members of our management team regularly review with the Board of Directors the operating plan of the business and Chegg as a whole. The Board of Directors also visits our headquarters in Santa Clara and our office in New York City as part of its regularly scheduled meetings. Directors are encouraged to attend outside director continuing education programs sponsored by educational and other institutions that provide educational briefings on business, corporate governance, regulatory and compliance matters and other topics that help to enhance the skills and knowledge of our Board members.
Board Evaluations
Each year, our directors complete an assessment of Board of Directors and committee performance through evaluations facilitated by our Governance and Sustainability Committee and our outside counsel. The assessment includes a written evaluation, as well as director interviews conducted by our outside counsel and the Chair of our Governance and Sustainability Committee and one-on-one interview sessions with only our outside counsel. The evaluation and interview process is designed to allow for assessment of Board of Directors and committee meeting content, structure, processes, practices and performance, an individual director’s own performance and contributions as well as the performance and contributions of such director’s fellow members of the Board of Directors, and the structure and performance of the leadership of the Board of Directors and its committees. To protect the anonymity and the integrity of the Board of Directors and committee evaluation process, our outside counsel, who utilizes the information to formulate recommendations for the Board of Directors and committees, does not attribute any comments provided in the surveys and interviews to individual directors. The Governance and Sustainability Committee and the full Board of Directors then each discuss the report and recommendations from our outside counsel and determine if any follow-up actions are appropriate, as well as using some information obtained through the process as an input to the board refreshment process. If follow-up action is needed, the Board of Directors and any applicable committee develops a plan to address matters raised in the report and recommendations, as appropriate.

Chegg, Inc.	22	Proxy Statement for the 2024 Annual Meeting of Stockholders

Proposal No. 1

Election of Directors
Our Board of Directors currently consists of 10 directors and is divided into three classes, with each class serving for three years and with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at this meeting. The terms of office of directors in Class III and Class I do not expire until the Annual Meetings of Stockholders to be held in 2025 and 2026, respectively. At the recommendation of our Governance and Sustainability Committee, our Board of Directors proposes that each of the three Class II nominees named below be elected as a Class II director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2027 and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or removal.
Shares of our common stock represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to abstain. If any of the nominees for any reason are unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes in the election of directors.

Surpass the class Learning tools that go beyond graduation.

Chegg, Inc.	23	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE
Nominees to the Board of Directors
The nominees, and their ages, occupations, and length of service on our Board of Directors are provided in the table below. Additional biographical descriptions of each nominee are set forth in the text below the table. This description includes the primary individual experience, qualifications, qualities and skills of the nominees that led to the conclusion that the nominees should serve as members of our Board of Directors at this time.

Name of Director/Nominee	Age(6)	Principal Occupation	Joined Our Board

Marne Levine(1)(2)	53	Former Chief Business Officer, Meta Platforms, Inc.	May 2013
Paul LeBlanc(3)	66	President, Southern New Hampshire University	July 2019
Richard Sarnoff(4)(5)	65	Chairman of Media, KKR Americas Private Equity	August 2012

(1)	Member of the Compensation Committee.
(2)	Member of the Governance and Sustainability Committee.
(3)	Chair of the Governance and Sustainability Committee.
(4)	Member of the Audit Committee.
(5)	Board of Directors Co-Chairperson.
(6)	Age as of the Record Date of the 2024 Annual Meeting.

Marne Levine
Marne Levine brings extensive experience in the policy, communication, and technology fields, and has served on our Board of Directors since May 2013. From September 2021 to February 2023, Ms. Levine served as the Chief Business Officer at Meta Platforms, Inc. (doing business as Meta and formerly known as Facebook, Inc.), a social media company, and served as its Vice President of Global Partnerships, Business and Corporate Development from February 2019 to June 2021. Previously, Ms. Levine served as Chief Operating Officer of Instagram from December 2014 to February 2019 where she was responsible for helping to scale the company’s business and operations globally and turn Instagram from a beloved app into a thriving business. She joined Meta in 2010 as Meta’s first Vice President of Global Policy, a position she held for four years. Prior to Meta, Ms. Levine served in the Obama Administration as Chief of Staff of the National Economic Council (NEC) at the White House and Special Assistant to the President for Economic Policy. From 2006 to 2008, Ms. Levine was Head of Product Management for Revolution Money, an early-stage start-up working on person-to-person online money transfers, which was ultimately sold to American Express. Prior to this, she served as Chief of Staff to Larry Summers, then President of Harvard University. Ms. Levine began her career in 1993 at the United States Department of Treasury under President Bill Clinton where she held several leadership positions. She holds a B.A. in Political Science and Communications from Miami University and an M.B.A. from Harvard Business School.

Member of Compensation Committee and Governance and Sustainability Committee DIRECTOR SINCE: 2013

We believe that Ms. Levine should continue to serve on our Board of Directors due to her extensive experience scaling brands globally and serving in executive positions at global technology companies.

Chegg, Inc.	24	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE

Paul LeBlanc
Paul LeBlanc has served on our Board of Directors since July 2019. Since 2003, Mr. LeBlanc has served as the President of Southern New Hampshire University, a private non-profit university. From 1996 to 2003, Mr. LeBlanc served as the President of Marlboro College, a private liberal arts college. Prior to Marlboro College, Mr. LeBlanc served as Director of Sixth Floor Media, a division of Houghton Mifflin Harcourt, Publishing Company. Mr. LeBlanc holds a B.A. in English from Framingham State University, a M.A. in English Language, Literature and Letters from Boston College, and a Ph.D. in Rhetoric, Composition and Technology from the University of Massachusetts, Amherst.

Chair of Governance and Sustainability Committee DIRECTOR SINCE: 2019

We believe that Mr. LeBlanc should continue to serve on our Board of Directors due to his extensive experience in the education sector and his expertise utilizing technological innovation in higher education.

Richard Sarnoff
Richard Sarnoff has served on our Board of Directors since August 2012 and as a Co-Chairperson of our Board of Directors since July 2018. Since 2022, Mr. Sarnoff has served as the Chairman of Media, KKR Americas Private Equity. From 2014 through 2022, he served first as Managing Director and then as Partner and Head of the Media and Communications industry group at KKR, leading investments in the Media, Telecom, Information Services, Digital Media and Education sectors in the United States. From 2011 to 2014, Mr. Sarnoff was a Senior Adviser to KKR. Before 2011, Mr. Sarnoff was a longstanding senior executive at Bertelsmann AG, Europe’s largest media company, where he served in the early 2000s as EVP and Chief Financial Officer of Bertelsmann’s book publishing division, Random House, during which time he also chaired the Association of American Publishers (AAP). In 2006, Mr. Sarnoff established Bertelsmann's digital media arm, BDMI, and, as President, oversaw the corporation’s global investment activities in digital media. In 2008, Mr. Sarnoff was named Co-Chairman of Bertelsmann’s US holding company, Bertelsmann Inc., and served on the Supervisory Board of Bertelsmann AG for six years. Mr. Sarnoff currently serves on the board of directors of RBMedia, OverDrive, Teaching Strategies, AST SpaceMobile and EMSI Burning Glass, as well as numerous not-for-profit organizations. Mr. Sarnoff holds a B.A. in Art History from Princeton University and an M.B.A. from Harvard Business School.

Member of Audit Committee and Co-Chairperson of the Board of Directors DIRECTOR SINCE: 2012

We believe that Mr. Sarnoff should continue to serve on our Board of Directors due to his extensive experience serving in senior leadership roles in media and digital technology companies and investing in education companies.

Chegg, Inc.	25	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE
Continuing Directors
The directors who are serving for terms that end in 2025 and 2026, and their ages, principal occupations and length of service on our Board of Directors are provided in the table below. Additional biographical descriptions of each continuing director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each continuing director that led to the conclusion that each director should continue to serve as a member of our Board of Directors at this time.

Name of Director	Age(7)	Principal Occupation	Joined Our Board

CLASS III DIRECTORS - TERMS EXPIRING 2025:
Sarah Bond(1)	45	President of Xbox, Microsoft Corporation	December 2020
Marcela Martin(4)	52	Chief Financial Officer, Ouro	September 2021
Melanie Whelan(2)	46	Managing Director, Summit Partners	June 2019
John (Jed) York(1)(3)	43	Chief Executive Officer, San Francisco 49ers	June 2013
CLASS I DIRECTORS - TERMS EXPIRING 2026:
Renee Budig(1)(5)	63	Former Executive Vice President and Chief Financial Officer, Paramount Streaming, a division of Paramount Global, Inc.	November 2015
Dan Rosensweig(6)	62	President, Chief Executive Officer and Co-Chairperson, Chegg, Inc.	March 2010
Ted Schlein(3)(4)	60	General Partner, Kleiner Perkins	December 2008

(1)	Member of the Compensation Committee.
(2)	Chair of the Compensation Committee.
(3)	Member of the Governance and Sustainability Committee.
(4)	Member of the Audit Committee.
(5)	Chair of the Audit Committee.
(6)	Co-Chairperson of the of Board of Directors.
(7)	Age as of the Record Date of the 2024 Annual Meeting.

Learn with Chegg Chegg is a student’s ride-or-die, 24/7, always-answers-when-you-call partner.

Chegg, Inc.	26	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE
Class II Directors

Sarah Bond
Sarah Bond has served on our Board of Directors since December 2020. Since October 2023, Ms. Bond has served as President of Xbox at Microsoft. From June 2020 to October 2023, Ms. Bond served as the Corporate Vice President, Game Creator Experience and Gaming Ecosystem at Microsoft, and from April 2017 to June 2020, Ms. Bond served as the Corporate Vice President of Gaming Partnerships and Business Development. Previously, Ms. Bond served in several senior roles at T-Mobile USA Inc., a telecommunications company, including as Senior Vice President of Emerging Businesses from August 2013 to September 2015, and Chief of Staff to the CEO from March 2011 to July 2013. Ms. Bond started her career at McKinsey & Company in 2001 and was as an Associate Partner before joining T-Mobile in 2011. Ms. Bond currently serves on the Board of Councilors at the USC School of Cinematic Arts, as well as on the boards of directors at the Entertainment Software Association (ESA) and Zuora Inc. Ms. Bond holds a B.A. in Economics from Yale University and an M.B.A. from Harvard Business School.

Member of Compensation Committee DIRECTOR SINCE: 2020

We believe that Ms. Bond should continue to serve on our Board of Directors due to her extensive experience in leadership positions at large, global technology companies.

Marcela Martin
Marcela Martin has served on our Board of Directors since September 2021. Since January 2024, Ms. Martin has served as the Chief Financial Officer of Ouro, a financial technology company. Previously, Ms. Martin served as the President of BuzzFeed, Inc., an internet media company, from August 2022 to January 2024. Ms. Martin served as Chief Financial Officer of Squarespace, a website building and hosting company, from November 2020 to July 2022 and as Senior Vice President and Chief Financial Officer of Booking.com, a digital travel company, from January 2019 to November 2020. Ms. Martin was Executive Vice President and Chief Financial Officer of National Geographic Partners, a media and publishing company, from January 2016 to December 2018. From 2007 to 2016, Ms. Martin was Executive Vice President and Chief Financial Officer of Fox International Channels, a media and broadcasting company, and its Vice President and Deputy Chief Financial Officer from 2003 to 2007. Ms. Martin currently serves on the board of directors of Cvent. Ms. Martin holds a B.S. in Accounting from the University of Moron, Argentina, and an M.B.A. from the University of Liverpool, United Kingdom.

Member of Audit Committee. DIRECTOR SINCE: 2021

We believe that Ms. Martin should continue to serve on our Board of Directors due to her extensive financial experience through her service as a Chief Financial Officer of public and private entities.

Chegg, Inc.	27	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE

Melanie Whelan
Melanie Whelan has served on our Board of Directors since June 2019. Ms. Whelan has served as a Managing Director at Summit Partners, a growth equity investment firm, since June 2020 and served as an Executive in Residence from January 2020 to June 2020. Previously, Ms. Whelan served as Chief Executive Officer of SoulCycle Inc., an indoor cycling fitness company, from June 2015 to November 2019 and as Chief Operating Officer from April 2012 until May 2015. Prior to joining SoulCycle, Ms. Whelan was Vice President of Business Development at Equinox Holdings, Inc., a luxury fitness company, from January 2007 to April 2012. Prior to Equinox, she also held leadership positions with Virgin Management, where she was on the founding team of Virgin America, and with Starwood Hotels & Resorts, a hospitality company. Ms. Whelan currently serves on the Board of Trustees of Southern New Hampshire University. Ms. Whelan holds a B.A. in Engineering and Economics from Brown University.

Chair of Compensation Committee DIRECTOR SINCE: 2019

We believe that Ms. Whelan should continue to serve on our Board of Directors due to her extensive experience in business operations, international growth, and consumer marketing.

John (Jed) York
John York has served on our Board of Directors since June 2013. Since February 2010, Mr. York has served as the Chief Executive Officer of the San Francisco 49ers, a professional football team in the National Football League, where he previously served as President from 2008 to February 2010 and as Vice President of Strategic Planning from 2005 to 2008. Prior to those roles, Mr. York served as a financial analyst at Guggenheim Partners. Mr. York holds a B.A. in Finance from the University of Notre Dame.

We believe that Mr. York should continue to serve on our Board of Directors due to his extensive leadership experience and strong corporate development background.

Member of Compensation Committee and Governance and Sustainability Committee DIRECTOR SINCE: 2013

Chegg, Inc.	28	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE
Class III Directors

Renee Budig
Renee Budig has served on our Board of Directors since November 2015. From September 2012 to January 2021, Ms. Budig served as the Executive Vice President and Chief Financial Officer of Paramount Streaming, a division of Paramount Global Inc. (formerly CBS Interactive, a division of CBS Inc.), an online content network for information and entertainment. From 2010 to September 2012, Ms. Budig served as Chief Financial Officer of Hightail, Inc. (formerly branded YouSendIt and acquired by OpenText), a cloud service that allowed users to send, receive, digitally sign and synchronize files. From 2006 to 2010, Ms. Budig was the Vice President of Finance at Netflix, Inc., a multinational provider of on-demand Internet streaming media. Ms. Budig served on the board of directors of iRhythm Technologies from April 2020 to May 2023. Ms. Budig holds a B.S. in Business Administration from the University of California, Berkeley.

Chair of Audit Committee and Member of Compensation Committee DIRECTOR SINCE: 2015

We believe that Ms. Budig should continue to serve on our Board of Directors due to her extensive background in consumer technology companies and her financial expertise through her service as a Chief Financial Officer.

Dan Rosensweig
Dan Rosensweig has served as our President and Chief Executive Officer since February 2010, as Co-Chairperson of our Board of Directors since July 2018, and served as the Chairperson of our Board of Directors from March 2010 to July 2018. From 2009 to 2010, Mr. Rosensweig served as President and Chief Executive Officer of RedOctane, a business unit of Activision Publishing, Inc. and developer, publisher, and distributor of Guitar Hero. From 2007 to 2009, Mr. Rosensweig was an Operating Principal at the Quadrangle Group, a private investment firm. From 2002 to 2009, Mr. Rosensweig served as Chief Operating Officer of Yahoo! Inc., an internet content and service provider. Prior to serving at Yahoo!, Mr. Rosensweig served as the President of CNET Networks and prior to that as Chief Executive Officer and President of ZDNet, until it was acquired by CNET Networks. Mr. Rosensweig currently serves on the boards of directors of Adobe Systems Inc,.UpGrad, Inc. and Yumi, each a privately held company. Mr. Rosensweig holds a B.A. in Political Science from Hobart and William Smith Colleges.

Co-Chairperson of the Board of Directors DIRECTOR SINCE: 2010

We believe that Mr. Rosensweig should continue to serve on our Board of Directors due to the perspective and experience he brings as our Chief Executive Officer and his extensive experience with consumer internet and media companies.

Chegg, Inc.	29	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE

Ted Schlein
Ted Schlein has served on our Board of Directors since December 2008. Mr. Schlein has served as a General Partner of Kleiner Perkins, a venture capital firm, since November 1996. Mr. Schlein is also Chairman and a General Partner of Ballistic Ventures. From 1986 to 1996, Mr. Schlein served in various executive positions at Symantec Corporation, a provider of internet security technology and business management technology solutions, including as Vice President of Enterprise Products. Mr. Schlein currently serves on the boards of directors of a number of privately held companies. Mr. Schlein holds a B.A. in Economics from the University of Pennsylvania.

Member of Audit Committee and Governance and Sustainability Committee DIRECTOR SINCE: 2008
We believe that Mr. Schlein should continue to serve on our Board of Directors due to his extensive experience working with and investing in technology companies.

There are no familial relationships among our directors and officers.

Chegg, Inc.	30	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE
Director Compensation
We compensate our non-employee directors with a combination of cash and equity. The form and amount of compensation paid to our non-employee directors for serving on our Board of Directors and its committees is designed to be competitive in light of industry practices and the obligations imposed by such service. In order to align the long-term interests of our directors with those of our stockholders, the majority of director compensation is provided in equity-based compensation. The Compensation Committee, after considering the information, analysis and recommendations provided by Aon Consulting, Inc., its independent compensation consultant, including data regarding compensation paid to non-employee directors by companies in our “peer group” (as described in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement), evaluates the appropriate level and form of compensation for non-employee directors and recommends compensation changes to the Board when appropriate.
Annual Fees
Our non-employee directors were compensated in 2023 as follows:
•an annual cash retainer of $40,000 for serving on our Board of Directors;
•an annual cash retainer of $10,000 for serving in a non-chair position on a standing committee of the Board of Directors; and
•an annual cash retainer of $20,000 for serving as the Chair of a standing committee of the Board of Directors.
We pay the annual retainer fee and any additional fees to each director in arrears in equal quarterly installments.
Equity Awards
Our non-employee director equity compensation policy provides that annually each non-employee director will be granted, immediately following our Annual Meeting of Stockholders, a Restricted Stock Unit Award (“RSU”) having a fair market value on the date of grant equal to $200,000 that vests in full on the one-year anniversary of the date of grant.
In connection with the adoption of the Co-Chairperson of the Board of Directors structure, we adopted a compensation program to provide for an initial RSU grant for a non-employee Co-Chairperson of the Board, having a fair market value on the grant date equal to $150,000 that vests in full on the one-year anniversary of the date of grant. This grant is in addition to any other annual board service compensation. Further, under the compensation program, upon completion of each full year of service, each non-employee Co-Chairperson of the Board of Directors was granted, immediately following our Annual Meeting of Stockholders for the respective year, additional RSUs having a fair market value on the date of grant equal to $150,000, vesting in full on the one-year anniversary of the date of grant. On February 29, 2024, the Compensation Committee amended the compensation program to provide for an annual cash retainer of $75,000 for each non-employee Co-Chairperson of the Board of Directors in lieu of an RSU award. This amendment was adopted to align to peer group practices and to help manage our objectives regarding our equity burn rate.
Awards granted to non-employee directors under the policies described above will accelerate and vest in full in the event of a change of control. In addition to the awards provided for above, non-employee directors are eligible to receive discretionary equity awards.
Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their expenses in attending meetings, including travel, meals and other expenses incurred to attend meetings solely among the non-employee directors.

Chegg, Inc.	31	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE
Stock Ownership Guidelines for Directors
In 2019, our Board of Directors established minimum Stock Ownership Guidelines for non-employee directors (the “Director Stock Ownership Guidelines”) that require each director to own Chegg equity having a value of at least three times his or her base annual cash retainer of $40,000. Shares subject to stock options, RSUs, and performance-based RSUs (“PSUs”) do not count towards the satisfaction of these guidelines. Each non-employee director who was a director at the time the Director Stock Ownership Guidelines were adopted was given until May 2023 to reach this ownership level. Each director elected after the establishment of the Director Stock Ownership Guidelines has five years from the year elected to reach the specified ownership level. Each of our non-employee directors is in compliance with the minimum ownership requirement.
The following table provides information for the year ended December 31, 2023 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of 2023. Mr. Rosensweig, our current President, Chief Executive Officer and Co-Chairperson of the Board of Directors, did not receive any compensation for his service as a director during the fiscal year ended December 31, 2023.
2023 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(3)	RSU Awards ($)(4)	Option Awards ($)(4)	Total ($)(5)

Sarah Bond	50,000	199,999	—	249,999
Renee Budig	60,000	199,999	—	259,999
Paul LeBlanc(1)	55,659	199,999	—	255,658
Marne Levine(2)	66,841	199,999	—	266,840
Marcela Martin	50,000	199,999	—	249,999
Richard Sarnoff	50,000	349,992	—	399,992
Ted Schlein	60,000	199,999	—	259,999
Melanie Whelan	60,000	199,999	—	259,999
John (Jed) York	60,000	199,999	—	259,999

(1)	Committee fees for Mr. LeBlanc are prorated to reflect his transition to the Governance and Sustainability Committee Chair effective June 7, 2023.
(2)	Committee fees for Ms. Levine are pro-rated to reflect her transition from the Governance and Sustainability Committee Chair effective June 7, 2023.
(3)	All director fees were paid at the end of the quarter for which services were provided.
(4)
Amounts shown in this column do not reflect dollar amounts actually received by non-employee directors. Instead these amounts reflect the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation-Stock Compensation, (formerly SFAS 123R) (“ASC 718”), for awards granted during 2023. During 2023, each non-employee member of the Board of Directors, who was a director as of the close of our 2023 Annual Meeting of Stockholders on June 7, 2023, was granted an RSU award covering 19,305 shares of our common stock with an aggregate grant date fair value of $199,999. In consideration for Richard Sarnoff's service as non-executive Co-Chairperson of the Board of Directors, Mr. Sarnoff received an additional RSU award covering 14,478 shares of our common stock with an aggregate grant date fair value of $149,992. The grant date fair value for RSUs was determined using the closing share price of our common stock on the date of grant. For information on other valuation assumptions with respect to stock awards, refer to notes 2 and 12 of the notes to consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. There can be no assurance that this grant date fair value will ever be realized by the non-employee director.

(5)	Non-employee directors receive no other form of remuneration, perquisites or benefits for their service as members of our Board of Directors, but they are reimbursed for their reasonable travel expenses incurred in attending Board of Directors and committee meetings and certain Chegg events and approved continuing education programs.

Chegg, Inc.	32	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL ONE
Our non-employee directors held the following number of stock options and unvested RSU awards as of December 31, 2023.

Name	Option Awards	RSU Awards

Sarah Bond	—	19,305
Renee Budig	43,445	19,305
Paul LeBlanc	—	19,305
Marne Levine	108,426	19,305
Marcela Martin	—	20,370
Richard Sarnoff	—	33,783
Ted Schlein	—	19,305
Melanie Whelan	—	19,305
John (Jed) York	80,456	19,305

Our Board of Directors recommends a vote “FOR” each of the three Class II director nominees.

Chegg Helping students thrive.

Chegg, Inc.	33	Proxy Statement for the 2024 Annual Meeting of Stockholders

Proposal No. 2

Non-Binding Advisory Vote on Executive Compensation
In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) we are required to seek, on a non-binding advisory basis, stockholder approval of the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.
Compensation Program and Philosophy
Our executive compensation program is designed to:
•Attract, motivate and retain highly qualified executive officers in a competitive market;
•Provide compensation to our executives that are competitive and reward the achievement of challenging business objectives; and
•Align our executive officers’ interests with those of our stockholders by providing a significant portion of total compensation in the form of equity awards.
Our Board of Directors believes that our current executive compensation program has been effective at aligning our executive officers’ interests with those of our stockholders. Stockholders are urged to read the “Executive Compensation” section of this proxy statement, which further discusses how our executive compensation policies and procedures implement our compensation philosophy and which contains tabular information and narrative discussion about the compensation of our named executive officers. The “Executive Compensation—Compensation Discussion and Analysis—Stockholder Engagement and Results of 2023 Stockholder Advisory Vote on Executive Compensation” section of this proxy statement also discusses our actions in response to the input of our stockholders with respect to our executive compensation policies and procedures.
The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

Chegg, Inc.	34	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL TWO
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of Chegg, Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative disclosures set forth in the proxy statement relating to Chegg, Inc.’s 2024 Annual Meeting of Stockholders.”

Our Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

A real world of possibility Supporting students in their learning journey.

Chegg, Inc.	35	Proxy Statement for the 2024 Annual Meeting of Stockholders

Proposal No. 3

Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
In accordance with Section 14A of the Exchange Act and the Dodd-Frank Act, we are asking our stockholders to provide their input with regard to the frequency of future stockholder advisory votes on the compensation program for our named executive officers. In particular, we are asking whether the advisory vote on executive compensation should occur once every year, every two years, or every three years. This non-binding advisory vote must be submitted to stockholders at least once every six years.
After careful consideration of the frequency alternatives, our Board of Directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for us and our stockholders at this time. The Board of Directors’ determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. As part of the annual review process, our Board of Directors believes that stockholder sentiment should be a factor that is taken into consideration by the Board of Directors and the Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation annually, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in our annual proxy statement. We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this agenda item every year.
Stockholders are not voting to approve or disapprove the Board of Directors' recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory “say-on-pay” votes by selecting one year, two years, or three years. For the reasons discussed above, we are asking our stockholders to select “one year” and vote to hold advisory votes on the compensation for our named executive officers once every year.

Chegg, Inc.	36	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL THREE
You may cast your vote by choosing the option of one year, two years, or three years in response to the resolution set forth below:
“RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Chegg, Inc. is to hold an advisory vote by stockholders to approve the compensation of Chegg, Inc. named executive officers as set forth in the proxy statement relating to Chegg, Inc.’s Annual Meeting of Stockholders under the caption “Executive Compensation,” including the section captioned “Compensation Discussion and Analysis,” the tabular disclosure regarding executive compensation and the accompanying narrative disclosure.

Our Board of Directors recommends a vote for "ONE YEAR" as the frequency of future advisory votes on executive compensation.

Moments that inspire Real life. Real possibilities.

Chegg, Inc.	37	Proxy Statement for the 2024 Annual Meeting of Stockholders

Proposal No. 4

Ratification of Independent Registered Public Accounting Firm
Our Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year ending December 31, 2024. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of its principal independent registered public accounting firm to stockholders for ratification. In the event that the appointment of Deloitte is not ratified by our stockholders, the Audit Committee will review its future selection of Deloitte as our principal independent registered public accounting firm.
Deloitte audited our financial statements for the fiscal year ended December 31, 2023. Representatives of Deloitte are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm’s Fees Report
We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.
In addition to performing the audit of our consolidated financial statements, Deloitte, the member firm of Deloitte Touche Tohmatsu Limited and their respective affiliates (the “Deloitte Group”), provided various other services during 2023 and 2022. Our Audit Committee has determined that the Deloitte Group’s provisioning of these services, which are described below, does not impair Deloitte’s, or the Deloitte Group’s, independence from Chegg.
Fees Paid to Independent Registered Public Accounting Firm
Fees billed to us by the Deloitte Group for services rendered in 2023 and 2022 totaled $4,171,977 and $4,002,809, respectively, and consisted of the following:

Fees Billed to Chegg	Fiscal Year 2023 ($)	Fiscal Year 2022 ($)

Audit fees	3,811,464	3,457,949
Audit related fees	—	—
Tax fees	352,768	544,860
All other fees	7,745	—
Total fees	4,171,977	4,002,809

Chegg, Inc.	38	Proxy Statement for the 2024 Annual Meeting of Stockholders

PROPOSAL FOUR
Audit Fees
Audit Fees include the aggregate fees incurred for the audits of the annual consolidated financial statements and the effectiveness of our internal control over financial reporting, including accounting consultations and the review of our quarterly financial statements. In addition, this category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
There were no audit-related fees billed by or to be billed by the Deloitte Group for the fiscal years ended December 31, 2023 and December 31, 2022.
Tax Fees
Tax fees primarily included tax compliance, tax advisory and consulting services.
All Other Fees
All other fees primarily included training conferences.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

Our Board of Directors recommends a vote “FOR” approval of Proposal No. 4.

Chegg, Inc.	39	Proxy Statement for the 2024 Annual Meeting of Stockholders

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 8, 2024 by:
•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•each of our directors or director nominees;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Percentage ownership of our common stock is based on 101,569,333 shares of our common stock outstanding on April 8, 2024. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to equity awards that are currently vested or will become vested within 60 days of April 8, 2024 to be outstanding and to be beneficially owned by the person holding the award for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

Chegg, Inc.	40	Proxy Statement for the 2024 Annual Meeting of Stockholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Chegg, Inc., 3990 Freedom Circle, Santa Clara, California 95054.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Owned

NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Dan Rosensweig(1)	1,826,600	1.8%
Andrew Brown(2)	227,829	*
Nathan Schultz(3)	233,267	*
John Fillmore(4)	103,480	*
Esther Lem(5)	126,425	*
Sarah Bond(6)	15,528	*
Renee Budig(7)	83,508	*
Paul LeBlanc(8)	11,861	*
Marne Levine(9)	155,139	*
Marcela Martin(10)	12,800	*
Richard Sarnoff(11)	225,959	*
Ted Schlein(12)	280,879	*
Melanie Whelan(13)	24,530	*
John (Jed) York(14)	119,039	*
Directors and Executive Officers as a Group(15)	3,471,990	3.4%
5% STOCKHOLDERS:
The Vanguard Group(16)	11,630,011	11.5%
BlackRock, Inc.(17)	10,718,187	10.6%
Sylebra Capital LLC(18)	9,410,827	9.3%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)
Consists of (a) 1,752,758 shares held by Mr. Rosensweig, (b) 25,000 shares held by The Rosensweig Family Revocable Trust U/A/D 03-12-07 where Mr. Rosensweig is a Co-Trustee, (c) 48,842 shares held by The Rosensweig 2012 Irrevocable Children's Trust U/A/D 11-06-12 where Mr. Rosensweig is a Co-Trustee.

(2)	Consists of (a) 135,907 shares held by Mr. Brown and (b) 91,922 shares held by The Andy and Pam Brown Family Trust where Mr. Brown is a Co-Trustee.
(3)	Consists of (a) 71,620 shares held by Mr. Schultz and (b) 161,647 shares held by the Schultz Family Trust, of which Mr. Schultz in a Co-Trustee.
(4)	Consists of 103,480 shares held by Mr. Fillmore as reported on Form 4, filed with the SEC on March 14, 2023. Mr. Fillmore was no longer obligated to report Chegg stock transactions as of May 2023
(5)	Consists of 126,425 shares held by Ms. Lem as reported on Form 4, filed with the SEC on March 14, 2023. Ms. Lem was no longer obligated to report Chegg stock transactions as of March 2023.
(6)	Consists of 15,528, shares held by Ms. Bond.
(7)	Consists of (a) 40,063 shares held by Ms. Budig, and (b) 43,445 shares subject to stock options held by Ms. Budig that are exercisable within 60 days of April 8, 2024.
(8)	Consists of 11,861 shares held by Mr. LeBlanc.
(9)	Consists of (a) 46,713 shares held by Ms. Levine and (b) 108,426 stock options held by Ms. Levine that are exercisable within 60 days of April 8, 2024.
(10)	Consists of (a) 12,534 shares held by Ms. Martin, and (b) 266 restricted stock units that will vest within 60 days of April 8, 2024.
(11)	Consists of 225,959 shares held by Mr. Sarnoff.
(12)	Consists of (a) 200,409 shares held by Mr. Schlein, and (b) 80,470 shares held by the Schlein Family Trust dated April 20, 1999.
(13)	Consists of 24,530 shares held by Ms. Whelan.
(14)	Consists of (a) 38,583 shares held by Mr. York, and (b) 80,456 shares subject to stock options held by Mr. York that are exercisable within 60 days of April 8, 2024.

Chegg, Inc.	41	Proxy Statement for the 2024 Annual Meeting of Stockholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(15)
Consists of (a) 3,109,742 shares, (b) 232,327 shares subject to stock options that are exercisable within 60 days of April 8, 2024, and (c) 3,496 restricted stock units which are subject to vesting conditions expected to occur within 60 days of April 8, 2024, each of which are held by our directors and officers as a group.

(16)
Consists of 11,630,011 shares of Chegg’s common stock beneficially owned as of December 29, 2023, based on a Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group. In such filing, The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355, and indicates that it has sole voting power with respect to 0 shares of Chegg’s common stock, shared voting power with respect to 265,491 shares of Chegg’s common stock, sole dispositive power with respect to 11,247,110 shares of Chegg’s common stock, and shared dispositive power with respect to 382,901 shares of Chegg’s common stock.

(17)
Consists of 10,718,187 shares of Chegg’s common stock beneficially owned as of December 31, 2023, based on a Schedule 13G/A filed with the SEC on January 24, 2024, by Blackrock, Inc. In such filing, Blackrock, Inc. lists its address as 55 East 52nd Street, New York, NY 10055, and indicates that it has sole voting power with respect to 10,383,095 shares of Chegg’s common stock, shared voting power with respect to 0 shares of Chegg’s common stock, sole dispositive power with respect to 10,718,187 shares of Chegg’s common stock, and shared dispositive power with respect to 0 shares of Chegg’s common stock.

(18)
Consists of 9,410,827 shares of Chegg’s common stock beneficially owned as of December 31, 2023, based on a Schedule 13G/A filed with the SEC on January 30, 2024, by Sylebra capital LLC In such filing, Sylebra Capital LLC lists its address as 3000 El Camino Real, Building 5, Suite 450, Palo Alto, CA 94306, and indicates that it has sole voting power with respect to 0 shares of Chegg’s common stock, shared voting power with respect to 9,410,827 shares of Chegg’s common stock, sole dispositive power with respect to 0 shares of Chegg’s common stock, and shared dispositive power with respect to 9,410,827 shares of Chegg’s common stock.

Chegg Dedicated to empowering students.

Chegg, Inc.	42	Proxy Statement for the 2024 Annual Meeting of Stockholders

Our Management

The names of our executive officers, their ages as of April 8, 2024, and their positions are shown below.

Name	Age(2)	Position(s)

Dan Rosensweig	62	President, Chief Executive Officer and Co-Chairperson of our Board of Directors
David Longo(1)	56	Chief Financial Officer and Treasurer
Nathan Schultz	46	Chief Operating Officer

(1)
Mr. Longo was appointed Chief Financial Officer and Treasurer on February 21, 2024. His previous title, which applied during fiscal year 2023, was Vice President, Chief Accounting Officer, Corporate Controller, Principal Accounting Officer and Assistant Treasurer.

(2)	Age as of the Record Date of the 2024 Annual Meeting.
For information regarding Mr. Rosensweig, please refer to the “Proposal No. 1 — Election of Directors” section of this proxy statement above.
David Longo has served as our Chief Financial Officer and Treasurer since February 21, 2024. From December 2021 to February 2024, Mr. Longo served as our Vice President, Chief Accounting Officer, Corporate Controller, Principal Accounting Officer and Assistant Treasurer. Prior to joining the Company, Mr. Longo served as Chief Accounting Officer at Spire Global, Inc., a data and analytics company, from October 2021 to December 2021. From August 2020 to October 2021, Mr. Longo served as Chief Accounting Officer for Shutterfly, Inc., a digital retailer and manufacturer of personalized products and services, and from February 2013 to July 2020, he served in roles of increasing responsibility at CBS Inc. most recently as Senior Vice President, Controller at CBS Interactive, Inc., a division of CBS Inc. Prior to CBS, Mr. Longo held positions at Netflix and Deloitte. Mr. Longo holds a B.S. in Business Administration, with a concentration in accounting, from Boston University and is a licensed CPA.
Nathan Schultz has served as our Chief Operating Officer since October 2022 and previously served as our President of Learning Services from December 2018 to October 2022, our Chief Learning Officer from June 2014 until December 2018, our Chief Content Officer from May 2012 until June 2014, our Vice President of Content Management from 2010 to May 2012 and our Director of Textbook Strategy from 2008 to 2010. Prior to joining us, Mr. Schultz served in various management positions at R.R. Bowker LLC, a provider of bibliographic information and management solutions; Monument Information Resource, a marketing intelligence resource acquired by R.R. Bowker; Pearson Education, an education publishing and assessment service; and Jones & Bartlett Learning LLC, a division of Ascend Learning Company and provider of education solutions. Mr. Schultz holds a B.A. in History from Elon University.

Chegg, Inc.	43	Proxy Statement for the 2024 Annual Meeting of Stockholders

Executive Compensation

Compensation Discussion and Analysis
Executive Summary
In this Compensation Discussion and Analysis, we address our compensation program for our executive officers and specifically the compensation, as listed in the Summary Compensation Table that follows this discussion, paid or awarded to the following executive officers of our Company for the year ended December 31, 2023, who we refer to as our “named executive officers” or “NEOs”:

Name	Title

Dan Rosensweig	President, Chief Executive Officer and Co-Chairperson of our Board of Directors
Andrew Brown(1)	Former Chief Financial Officer
Nathan Schultz	Chief Operating Officer
Esther Lem(2)	Former Chief Marketing Officer
John Fillmore(3)	Former President of Chegg Skills

(1)
Mr. Brown served as Chief Financial Officer through the year ended December 31, 2023 and in connection with his retirement, he resigned from his position as Chief Financial Officer, effective February 21, 2024. As previously disclosed, David Longo was appointed as our new Chief Financial Officer and Treasurer on February 21, 2024. Mr. Longo is not listed as an NEO because he did not serve in the role of “principal financial officer” for any portion of the year ended December 31, 2023, and is not required to be listed as an NEO on any other basis.

(2)
Ms. Lem served as our Chief Marketing Officer through the year ended December 31, 2023 and in connection with her retirement, Ms. Lem resigned from her position as Chief Marketing Officer, effective April 5, 2024. As previously disclosed, Ms. Lem will remain an employee of Chegg until July 5, 2024.

(3)
Mr. Fillmore resigned from his position as President of Chegg Skills, effective May 12, 2023 and thereafter remained an employee of the Company through August 16, 2023. Thereafter, Mr. Fillmore was engaged as an independent consultant until September 15, 2023.

References in this section to “fiscal year 2023,” “fiscal year 2022” and “fiscal year 2021” refer to our fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, respectively.
Business Overview
Millions of people all around the world Learn with Chegg. No matter the goal, level or style, Chegg helps learners learn with confidence. We provide 24/7 on-demand support, and our personalized learning assistant leverages the power of artificial intelligence (“AI”), more than a hundred million pieces of proprietary content as well as a decade of learning insights. Our platform also helps learners build essential life and job skills to accelerate their path from learning to earning, and we work with companies to offer learning programs for their employees.

Chegg, Inc.	44	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
2023 Performance Highlights
2023 was a solid year for Chegg. We prudently invested in the future growth and competitiveness of our company while continuing to deliver strong margins and free cash flow. Over the last couple of years, we have faced challenges as we navigate the post-COVID world, and as we digest the strong growth that we experienced during an unprecedented time. Despite these headwinds, we stayed focused on executing our plans to deliver a new AI-powered personal learning assistant experience, all while remaining committed to delivering on our student-first mission of helping students learn more, faster, and to prepare for future careers.
Total 2023 revenue was $716.3 million, and profitability remained strong. We delivered $222.4 million in adjusted EBITDA, or 31% margin, and $173 million in free cash flow. Chegg served 7.7 million global subscribers in 2023, with 26% of them outside the United States. During the year, we made stock repurchases which reduced shares outstanding by 19% versus 2022, and we repurchased $597 million of outstanding convertible notes at a $92 million discount to par. We believe these actions enhance stockholder value and we will continue to look for additional opportunities to return value to our stockholders.
It is an exciting time at Chegg. We have transformed our product offerings to leverage the latest advancements in AI, making it core to everything we do. Over the last year, we redesigned our entire Chegg Study user experience, developed our own large language models, started delivering automated solutions that are faster and more cost-effective, and built proprietary algorithms to optimize the quality and accuracy of our exclusive content. We believe we are now in a better position than ever before to serve learners around the world.
2023 Compensation Highlights
Our executive compensation programs, which are reviewed in the first fiscal quarter of each year, reflect our commitment to pay for performance and our prioritization of stockholder alignment while being designed to attract and retain leadership in our next phase of growth. Our Compensation Committee determined that Chegg’s compensation philosophy and objectives would be best served and fulfilled with a mix of base salary and equity grants. To our NEOs receiving annual cycle equity compensation, our Compensation Committee granted a target mix of 50% RSUs and 50% PSUs.
In 2023, the Compensation Committee maintained base salaries at the 2022 level with no increase for our NEOs. In addition, the size of equity awards for our NEOs receiving annual cycle equity compensation, excepting Nathan Schultz (as further described below in the section titled “Elements of Fiscal Year 2023 Compensation”), was reduced in overall size to one-third of the 2022 grant levels and with a corresponding overall term of one year.
Total net revenues, adjusted EBITDA, and free cash flow targets each represented one-third of the PSU targets for our NEOs. Total net revenues for fiscal year 2023 of $716.3 million was achieved at 51.7% of our target of $752.5 million for our annual PSUs (“2023 PSUs”). Adjusted EBITDA of $222.4 million did not meet the threshold target of $225 million, and free cash flow of $172.9 million was achieved at 55.1% of the $190 million target. As a result, our NEOs performance-based compensation was paid accordingly at a blended 35.6% of target.

Chegg, Inc.	45	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION

(1)	See Appendix A for a reconciliation of GAAP to a non-GAAP measures and other information.
Adjusted EBITDA and free cash flow are non-GAAP financial measures. We define “adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for print textbook depreciation expense and to exclude share-based compensation expense, other income (expense), net, acquisition-related compensation costs, content and related assets charge, restructuring charges, loss contingency, transitional logistics charges, and impairment of lease related assets. We define “free cash flow” as net cash provided by operating activities adjusted for purchases of property and equipment, purchases of textbooks and proceeds from disposition of textbooks. A reconciliation of net income to EBITDA and to adjusted EBITDA and a reconciliation of net cash provided by operating activities to free cash flow, in each case prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), is included as Appendix A to this proxy statement.
CEO Realizable Compensation
In addition, by delivering the majority of our NEOs' compensation in the form of equity, the value ultimately realized by our executives continues to be closely linked to our stock price performance. As of December 31, 2023, our CEO’s “realizable value” of compensation (see below chart) is only 60% of target, further demonstrating alignment between pay and performance.
Target total direct compensation reflects salary paid through 2023 and the grant date fair value of the 2023 equity awards, including RSUs and PSUs. Realizable value reflects salary paid during 2023 and value of the 2023 equity awards based on Chegg’s closing stock price of $11.36 on December 29, 2023 (the last trading day of the year ended December 31, 2023), with the 2023 PSUs earned at 35.6% of target.

Chegg, Inc.	46	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Stockholder Engagement and Results of 2023 Stockholder Advisory Vote on Executive Compensation
We value the input of our stockholders on our compensation program, and we critically assess our compensation program taking into account such input. We regularly engage with our stockholders on a variety of issues, including their views on our executive compensation practices. Our regular on-going discussions with stockholders provide an opportunity for us to receive input regarding our executive compensation program design and to discuss the philosophy and structure of our executive compensation program, all of which help to guide us in refining the design of our executive compensation program. In response to stockholder feedback, we incorporated a free cash flow performance metric in the 2023 PSU program. We expect to continue our dialogue with stockholders and to take their feedback into account when evaluating our executive compensation program going forward.
We hold an advisory vote on executive compensation, or a Say-on-Pay vote, on an annual basis. At the Annual Meeting of Stockholders on June 7, 2023, 84.8% of our stockholders voted “FOR” our executive compensation program. The Compensation Committee viewed the results of the 2023 Say-on-Pay vote as evidence that a substantial majority of stockholders are aligned with our executive compensation program.
Compensation Practices
We designed our executive compensation program with the intention of aligning pay with performance while balancing risk and reward. To help us accomplish these key objectives, we have adopted the following policies and practices:

What We Do
•Pay-for-Performance
•Prioritize stockholder alignment with a majority of pay mix allocated to equity compensation, half of which is performance-conditioned for our executive officers
•Use a representative and relevant peer group for assessing compensation
•Consider stockholder dilution, burn rate, and stock-based compensation expense in our equity compensation decisions
•Include caps on individual payouts in incentive plans
•Maintain a recoupment policy on cash or equity incentive awards in the event of a financial restatement
•Maintain stock ownership guidelines for our executive officers and non-employee directors
•Maintain a Compensation Committee comprised solely of independent directors
•Retain an independent compensation consultant
•Conduct ongoing stockholder outreach
•Conduct an annual Say-On-Pay vote

What We Don't Do
•Provide guaranteed annual salary increases or bonuses
•Provide excise tax gross-ups
•Provide defined benefit or contribution retirement plans or arrangements, other than our Section 401(k) plan which is generally available to all employees
•Provide excessive benefits and/or perquisites to our executive officers
•Include “single-trigger” vesting change of control provisions in equity awards
•Allow hedging or monetization transactions, such as zero cost collars and forward sale transactions

Chegg, Inc.	47	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Process for Setting Executive Compensation
Compensation Philosophy and Objectives
Our executive compensation program is designed to:
•Attract, motivate and retain highly qualified executive officers in a competitive market;
•Reward the achievement of challenging business objectives; and
•Align our executive officers’ interests with those of our stockholders by providing a majority of total compensation in the form of equity awards.
We operate in a fast-paced, innovative education software and services industry, which is an emerging category with very few public company peers in the United States. Our executive team possesses a unique mix of education software industry experience and the ability to scale for high growth and profitability. Our leaders are difficult to replace, and we compete for talent in the highly competitive San Francisco Bay Area market. To retain key talent and remain competitive in our labor market, we provide compensation to our employees that recognizes and incentivizes high performance.
Our total direct compensation to our executive officers consists of two components: base salary and equity incentive compensation. Our base salaries provide a stable source of income and keep our compensation competitive. Our time and performance-based equity compensation provides an incentive for our executive officers to achieve both short-term and long-term corporate goals. We generally do not grant cash bonuses to our executives. We recognize that short-term cash incentives are a standard component of executive compensation. However, we have opted to break from this common practice because we feel that linking a significant portion of executive compensation to equity provides for sustainable growth and aligns our executives’ goals with our stockholders’ interests. We believe that allocating a meaningful percentage of compensation to equity-based opportunities motivates our executive officers to create long-term stockholder value. To that end, our equity compensation is comprised of time-based RSUs and PSUs, with vesting of the PSUs based on three equally weighted metrics. Our total direct compensation is generally targeted at market competitive ranges, and while competitive market data informs the pay decisions of our Compensation Committee, it is not the determinative factor in setting our executives’ compensation. In setting compensation levels, our Compensation Committee further takes into account our financial and market performance on an absolute basis and relative to our peer group, as well as individual factors, including, but not limited to, job responsibilities and complexity of the role, contributions to Chegg, market competition for talent, experience and tenure.
Role of Our Compensation Committee, Management and Independent Compensation Consultant
Role of Our Compensation Committee
Our Compensation Committee is responsible for developing, implementing, and overseeing our compensation and benefit programs and policies, including administering our equity incentive plans. On an annual basis, the Compensation Committee reviews and approves compensation decisions relating to our executive officers, including our Chief Executive Officer, taking into consideration compensation on a role-specific basis as well as relative to positions at a similar level and for the executive team overall, and our corporate financial performance and overall financial condition.
The Compensation Committee also evaluates risk as it relates to our compensation programs, including our executive compensation program. As discussed under the “Risk Considerations” section of this proxy statement below, the Compensation Committee does not believe that our compensation and benefits programs and policies encourage excessive or inappropriate risk taking.

Chegg, Inc.	48	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Role of Our Management
Our Chief Executive Officer reviews the annual performance of each executive (except his own performance) and makes recommendations to the Compensation Committee regarding each executive’s base salary and equity compensation (other than for himself). The Compensation Committee may modify individual compensation levels and components for executive officers and is not bound to accept our Chief Executive Officer’s recommendations.
Role of Our Independent Compensation Consultant
For fiscal year 2023, the Compensation Committee retained FW Cook as its independent compensation consultant, and for fiscal year 2024 the Compensation Committee has retained Aon Consulting, Inc. (“Aon”) as its independent compensation consultant. The Compensation Committee determined that each of FW Cook and Aon is an independent compensation advisor including for purposes of the Dodd-Frank Act and other applicable SEC and NYSE regulations. During fiscal year 2023, FW Cook was retained to, among other activities, review our compensation philosophy and objectives, to develop an updated compensation peer group, to gather and analyze compensation data for our compensation peer group, to evaluate compensation practices and pay levels for our executives and non-employee directors, and to review certain compensation arrangements with our executives. In the course of fulfilling these responsibilities, representatives of FW Cook attended Compensation Committee meetings and met with management from time to time to gather relevant information. Neither FW Cook nor Aon performed services for us in fiscal year 2023, other than executive and general compensation survey consulting services. Both compensation consultants only reported to the Compensation Committee and did not provide services to our management.
2023 Compensation Peer Group
Our Compensation Committee considered market data compiled by its independent compensation consultant to better inform its determination of the key components of our executive compensation program and to develop a program that it believes will enable us to compete effectively for new executives and retain existing executives. In general, this market data consists of compensation information from both broad-based third-party compensation surveys and a compensation “peer group”. Our peer group for purposes of making determinations with respect to 2023 compensation consists of software companies that are similar to us in revenue, market capitalization, market capitalization to revenue ratio, growth, and relevant geographic locations where we compete for executive talent (generally San Francisco Bay Area, Los Angeles, and New York). While Chegg is classified by MSCI and S&P under the Global Industry Classification Standard (GICS) in the “Education Services” sub-industry, our peer group and competitive market consists primarily of other software, SaaS, and internet companies. Therefore, the industries considered for our peer group extend beyond Education Services and also include companies in the following GICS industries: “Application Software,” “Interactive Media and Services,” “Internet & Direct Retail Marketing” and “Systems Software.”
Each year, the Compensation Committee, with the assistance of its independent compensation consultant, conducts an annual review of the compensation levels and practices of our peer companies. As part of the review, the Compensation Committee assesses our compensation peer group to ensure the constituents continue to generally meet the selection criteria listed above. For the 2023 compensation peer group, the Compensation Committee in November 2022 approved changes to the peer group taking into account Chegg’s market capitalization as it existed at that time and for the prior fiscal year, resulting in the removal of seven companies that were more than three times Chegg’s then-market capitalization previously included in the peer group approved by the Compensation Committee. Chegg was in the 44th percentile of the peer group’s market capitalization and the 41st percentile of the peer group's revenue for the trailing four quarters.

Chegg, Inc.	49	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
For our 2023 compensation decisions, our compensation peer group consisted of the 18 companies set forth below:

2U, Inc.	Guidewire Software, Inc.	Progress Software Corporation
Alteryx, Inc.	LivePerson, Inc.	Qualys, Inc.
Blackbaud, Inc.	Momentive Global Inc.	Ring Central, Inc.
Box, Inc.	New Relic, Inc.	Smartsheet, Inc.
Coupa Software Inc.	Nutanix, Inc.	Sumo Logic, Inc.
Dropbox, Inc.	Okta, Inc.	Yelp, Inc.
The peer group information serves as a data point in determining the appropriate pay mix and overall compensation, but the Compensation Committee does not seek to align its compensation against any specific company member of our compensation peer group.
Elements of Fiscal Year 2023 Compensation
Fiscal Year 2023 Pay Mix
Consistent with our compensation philosophy and objectives, we provide compensation to our Chief Executive Officer and our executive officers in the form of base salaries, RSUs and PSUs. We generally do not provide annual cash incentive opportunities to our executive officers, which are typically provided by our peer companies, as our equity incentive compensation is intended to tie the majority of our executive officers’ pay to the delivery of stockholder value. Our 2023 PSUs include a one-year performance period to incentivize the achievement of critical short-term goals. Equity compensation in fiscal year 2023 constitutes 76% of the total pay mix for our Chief Executive Officer and 74% on average for our other NEOs.

Chegg A learning partner that understands.

Chegg, Inc.	50	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
2023 Total Direct Compensation and Target Pay Mix(1)

CEO	OTHER NEOs	DESCRIPTION
Base Salary

Fixed cash compensation component based on the market-competitive value of the executive’s responsibilities and individual performance.

Performance-Based RSUs

Represents 50% of the target incentive value of our annual equity awards.
Designed to motivate and reward executives to drive critical annual performance goals. Performance is measured based on three equally weighted financial metrics in 2023, consisting of (1) total net revenues, (2) adjusted EBITDA and (3) free cash flow. To the extent performance is achieved, the PSU awards granted in 2023 vest after one year, except Mr. Schultz’s award, which vests over 36 months, with one-third vested on March 12, 2024 and then in quarterly installments over the subsequent 24 months, subject to his continued service up to and through the applicable vesting dates.

Time-Based RSUs

Represents 50% of the target incentive value of our annual equity awards.
Intended to provide retention value and align the interests of executives and stockholders. Awards granted in 2023 vest after one year, except Mr. Schultz’s award, which vests over 36 months, with one-third vested on March 12, 2024 and then in quarterly installments over the subsequent 24 months, subject to his continued service up to and through the applicable vesting dates.

(1)
Target pay mix represents annual base salary rates as of the fiscal year end, RSUs at grant date fair value, and PSUs at grant date fair value, assuming the target performance level is achieved. Percentages may not sum to 100% due to rounding. Mr. Fillmore is omitted from the totals for the Other NEOs as a result of his non-receipt of any equity award in 2023.

Chegg, Inc.	51	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Base Salaries
We pay an annual base salary to each of our executive officers in order to attract and retain executive talent and provide them with a fixed and stable rate of cash compensation during the year. The base salary for any newly hired executive officer is established through arm’s-length negotiations at the time the executive officer is hired, considering the position and the executive’s experience, qualifications and the competitive market. Base salaries for our continuing executive officers are reviewed by the Compensation Committee (annually, or, on occasion, semi-annually) during the first or last quarter of the calendar year. The Compensation Committee takes into consideration a variety of factors when determining base salary adjustments, including our compensation objectives, each executive’s responsibilities and individual performance, and the compensation peer group and third-party survey market analysis provided by the Compensation Committee's independent compensation consultant, as well as the Company’s needs and business outlook.
During the first quarter of 2023, the Compensation Committee reviewed each of our NEOs cash compensation and the factors described above and determined that the salaries that it had approved for 2022 remained appropriate. Therefore, the Compensation Committee did not make any changes to the salaries of the NEOs for 2023, which remained as follows:

Named Executive Officer	2023 Salary ($)	Salary Increase (%)

Dan Rosensweig	1,100,000	No change
Andrew Brown	825,000	No change
Nathan Schultz	900,000	No change
Esther Lem	605,000	No change
John Fillmore(1)	715,000	No Change

(1)
Mr. Fillmore resigned from his position as President of Chegg Skills, effective May 12, 2023 and remained an employee of the Company through August 16, 2023. Thereafter, Mr. Fillmore was engaged as an independent consultant until September 15, 2023.

Equity Incentive Compensation
The Compensation Committee believes that equity compensation should represent a significant amount of our executive officers’ total compensation so that the interests of our executive officers are aligned with those of our stockholders. The Compensation Committee determines the amount of equity compensation appropriate for each NEO based on a variety of factors, including our compensation objectives; corporate operational and financial performance and relative stockholder return; each executive’s responsibilities; the compensation peer group and third-party survey market analysis provided by its independent compensation consultant; historical equity grants and equity holdings; and internal parity, overall share usage and equity pool availability and, for executive officers other than the Chief Executive Officer, recommendations from the Chief Executive Officer.
Executive officers are initially granted an equity award, generally in the form of RSUs, when they join us, based on their position and their relevant prior experience. Thereafter, equity awards are generally granted annually to eligible executive officers around March of each year. The Compensation Committee has the discretion to grant equity awards in addition to these annual grants based on, among other factors, changes in job responsibilities, performance and experience, or material changes in market compensation.
In October 2022, the Compensation Committee determined to increase Mr. Schultz’s 2023 annual target equity award value to $6.6 million in connection with his promotion to Chief Operating Officer. Rather than granting Mr. Schultz an off-cycle grant in connection with his promotion, Mr. Schultz was granted this annual equity award on March 27, 2023, and it was split into 50% RSUs and 50% PSUs.

Chegg, Inc.	52	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
In March 2023, the Compensation Committee granted annual cycle equity compensation to our NEOs other than Mr. Fillmore, with a target mix of 50% RSUs and 50% PSUs. The Compensation Committee believes that a 50/50 mix of time-based and performance-based equity awards for 2023 continues to be the most effective incentive for driving and rewarding achievement of short-term company objectives while also creating equity incentives to sustain that performance and supporting the retention of our executive officers.
In light of a challenging operating environment and our efforts to prudently manage our objectives regarding our equity burn rate and stock based compensation, and to ensure executive retention, for 2023, we modified our equity grant practices by reducing the grant size and vesting period of both the RSUs and PSUs that were granted to Mr. Rosensweig, Mr. Brown, and Ms. Lem, as further described below.
The Compensation Committee routinely evaluates and considers the type of awards granted under our equity incentive program and may, in the future, decide that other types of awards or a different mix of awards are appropriate to provide incentives to our executive officers.
Restricted Stock Units
We grant RSUs because they provide retentive value for our executive officers and are linked to creating stockholder value as the award value increases with our stock price appreciation. On March 27, 2023, the Compensation Committee granted RSUs to Mr. Rosensweig, Mr. Brown, and Ms. Lem, vesting in full on March 12, 2024, conditioned on the executive officer’s service up to and through the applicable vesting date. In consideration of the Company’s operating environment and need to prudently manage our objectives regarding burn rate, dilution and stock based compensation, the Compensation Committee significantly reduced Mr. Rosensweig’s, Mr. Brown’s, and Ms. Lem’s 2023 RSU awards to one-third of their 2022 RSU awards. At the same time, the Compensation Committee decreased the vesting period from three years to one year to ensure executive retention during this period.
Mr. Schultz’s RSU award, which the Compensation Committee issued in connection with his promotion to Chief Operating Officer, was also granted effective March 27, 2023, and vested as to one-third of the underlying shares of common stock on March 12, 2024, with the remaining amount vesting in equal quarterly installments over the next 24 months conditioned on his service up to and through the applicable time-based vesting dates.
Performance-Based Restricted Stock Units
We grant PSUs because they are linked to stockholder value creation, like RSUs, but are also leveraged to our financial performance and allow us to set appropriate annual goals that we believe are critical to drive long-term success. On March 27, 2023, the Compensation Committee granted PSUs to our NEOs other than Mr. Fillmore, subject to the achievement of certain financial performance goals and conditioned on such NEOs (other than Mr. Fillmore) service up to and through the applicable time-based vesting dates.
The Compensation Committee determined the achievement of these PSUs in March 2024 based on three equally weighted performance metrics: (1) fiscal year 2023 total net revenue, (2) fiscal year 2023 adjusted EBITDA, and (3) fiscal year 2023 free cash flow (each as defined below). These three metrics were selected because the Compensation Committee believes that the three measures appropriately balance growth and profitability. The Compensation Committee included free cash flow as an additional performance metric for fiscal 2023 in response to stockholder feedback and because it is an important indicator of, among other things, (i) the amount of cash that the business is generating, (ii) the leverage in our business model, (iii) our liquidity, and (iv) what drives stockholder value for Chegg. The Compensation Committee selected total net revenue, rather than Chegg Services revenue which it had used previously, to recognize the importance of the diversity of the Company’s revenue sources. Along with total net revenue, the Committee selected adjusted EBITDA, a non-GAAP measure of profitability, as both are the most important drivers of stockholder value for Chegg and are primary components of our overall revenue growth and profitability. We believe that each of

Chegg, Inc.	53	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
these are appropriate performance measures for our executive officers, as their decisions can significantly impact these metrics, and the selection of these three measures as PSU metrics ensures our executive officers are incentivized in accordance with the long-term interests of our stockholders. The performance metrics are synchronized with the corporate strategic plan and associated metrics and targets approved by our Board of Directors.
We currently use a one-year performance period for our annual cycle PSUs to allow us the flexibility to set appropriate annual goals to drive stockholder value given our growth expectations and the rapidly changing nature of the industry in which we operate. As with the 2023 RSU awards, the Compensation Committee significantly reduced Mr. Rosensweig’s, Mr. Brown’s, and Ms. Lem’s 2023 PSU awards to one-third of their 2022 PSU awards, and correspondingly shortened the vesting period to one year. Upon the determination of the level of attainment of the performance metrics, a percentage of PSUs may be earned based on actual achievement. Any PSUs that are not earned are forfeited at the end of the performance period.
The number of PSUs that may be earned range from 0% to 150% of the total number of shares subject to the PSU award depending on the level of performance achieved for each goal. No payout will be made for performance below the threshold level. The metrics are equally weighted (each representing one-third of the target number of shares) and measured separately, and the resulting number of earned PSUs with respect to each metric are added together for the total number of earned PSUs that are eligible to vest over time. If actual performance falls between the threshold, target, or maximum levels, linear interpolation will be used to determine the number of PSUs earned, as set forth in the table below:

Performance Level	Threshold	Target	Maximum

Payout % of Award	50%	100%	150%
Total Net Revenues	$715,500,000	$752,500,000	$790,500,000
Adjusted EBITDA*	$225,000,000	$250,000,000	$275,000,000
Free Cash Flow*	$171,000,000	$190,000,000	$209,000,000
*Adjusted EBITDA and free cash flow are non-GAAP financial measures, as defined above. A reconciliation of net income to EBITDA and to adjusted EBITDA and a reconciliation of net cash provided by operating activities to free cash flow, in each case prepared in accordance with GAAP, is included as Appendix A to this proxy statement.
The Compensation Committee recognizes the importance of establishing rigorous but realistic performance targets with respect to our annual cycle PSUs in order to motivate executives to drive strong performance that translates to value creation for stockholders, and the 2023 performance targets were established in consideration of those factors and our business environment.
2023 Equity Incentive Awards
The grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”) of the annual cycle RSUs and PSUs is set forth in the table below, denominated at target payout levels.

	Number of Shares Granted		Grant Date Fair Value of Awards
Named Executive Officer	Time-Vesting RSUs (#)	PSUs (Target) (#)	Time-Vesting RSUs ($)	PSUs (Target) ($)

Dan Rosensweig	115,376	115,376	1,833,323	1,833,323
Andrew Brown	57,688	57,688	916,662	916,662
Nathan Schultz	207,677	207,677	3,299,988	3,299,988
Esther Lem	36,920	36,920	586,659	586,659

Chegg, Inc.	54	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Fiscal Year 2023 Performance-Based Restricted Stock Units Payout
In February 2024, the Compensation Committee certified our financial performance in 2023 with respect to the 2023 PSU metrics. We achieved the following results, resulting in a weighted average payout of 35.6% of Target:

Performance Metric	Achievement	Percent of Award Earned	Component Weighting	Subtotal

Total Net Revenues	$716,295,000	51.7%	1/3	17.2%
Adjusted EBITDA*	$222,389,000	0.0%	1/3	0.0%
Free Cash Flow*	$172,933,000	55.1%	1/3	18.4%
Total Performance (rounded)				35.6%
The Compensation Committee did not use any discretionary authority to adjust the resulting corporate performance from the financial measures reflected in the table above.
The 2023 PSUs that were earned for Mr. Schultz vest over a three-year, time-based vesting schedule as follows: one-third vested on March 12, 2024 and the remaining earned 2023 PSUs vest in quarterly installments over the subsequent 24-month period, with vesting subject to his continued service up to and through the applicable vesting dates. The 2023 PSUs that were earned for Mr. Rosensweig, Mr. Brown, and Ms. Lem vested in full on March 12, 2024.
Total Stockholder Return PSUs
During 2021, to incentivize our executives' long-term engagement, drive the next phase of our growth and support retention, we granted special absolute total stockholder return PSUs (the “TSR PSUs”) to certain of our executive officers. The TSR PSUs were eligible to be earned based on share price growth over a three-year performance period from March 1, 2021 through February 29, 2024 (subject to a four-year time-vesting period from the grant date).
The TSR PSU goal was measured by calculating the percentage of growth of our share price from $99.05 - the closing trading price of our common stock on the March 1, 2021 grant date. The TSR PSUs were eligible to vest if the Company achieved absolute TSR growth of between 25% and 75% during the three-year performance period. During this three-year performance period, none of the performance goals for the TSR PSUs were achieved; and therefore, no portion of this award was earned.
Other Programs and Policies
Benefits and Perquisites
Our NEOs participate in the same employee benefit and retirement programs that are generally provided to all other employees, including our 401(k) plan, employee stock purchase plan, health care plans, life insurance plan, and other welfare benefit programs. We do not provide additional benefits or perquisites to our NEOs that are not made available to other employees.
Severance and Change-of-Control Arrangements
To enable us to attract talented executives, as well as ensure ongoing retention when considering potential corporate transactions that may create uncertainty as to future employment, we offer certain post-employment and change-of-control payments and benefits to certain NEOs. Given the nature and competitiveness of our industry, the Compensation Committee believes these severance and change-of-control protections are essential elements of our NEOs' compensation program and assist us in recruiting, retaining, and developing key management talent. Our change-of-control benefits are intended to allow key employees, including our NEOs, to focus their attention on the business operations of our Company in the face of the potentially disruptive impact of a rumored, or actual change-of-control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change-of-control.

Chegg, Inc.	55	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
We have entered into an offer letter agreement with Mr. Rosensweig and adopted a Change-of-Control Severance Plan in which each of the NEOs, other than Mr. Rosensweig, participates. These arrangements provide, as applicable, cash severance benefits and equity award vesting acceleration in the event of certain terminations of employment both outside a change-of-control and in connection with a change-of-control (i.e., double-trigger severance protections). We do not provide “single trigger” protections or tax gross-ups if an executive is subject to excise taxes as a result of severance or change-of-control benefits. A detailed description of the terms of Mr. Rosensweig’s offer letter and the Change-of-Control Severance Plan can be found under the “Termination and Change-of-Control Arrangements” section of this proxy statement.
Insider Trading and Hedging Policies
We have adopted an Insider Trading Policy whereby our employees, officers and directors, members of their immediate families and others living in their households and associated entities (e.g., venture capital funds, partnerships, trusts, corporations), and consultants are prohibited from insider trading and hedging our securities except pursuant to procedures set forth in the policy. Under this policy, we prohibit any of the individuals from hedging or monetization transactions, such as zero cost collars and forward sale transactions, and transactions relating to the future price of our common stock, such as put or call options and short sales. Additionally, no individual may use Chegg securities as collateral in a margin account or pledge Chegg securities as collateral for a loan or modify an existing pledge unless the individual wishing to pledge securities submits a request for preclearance to the Insider Trading Compliance Officer in advance.
Compensation Recovery (“Clawback”) Policy
In October 2023, our Board of Directors adopted a new compensation recovery policy intended to comply with the requirements of the Dodd-Frank Act, as implemented by NYSE rules and the SEC’s rules and regulations policy (“Clawback Policy”). The Clawback Policy requires us to recover certain cash or equity-based incentive-based compensation (as defined in the Clawback Policy) paid or granted to our officers, and such additional employees as may be identified from time to time, in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. The Clawback Policy requires each person covered thereby to reimburse or forfeit to us all incentive-based compensation received by them prior to the restatement that exceeds the amount they would have received had their incentive-based compensation been calculated based on the financial restatement. The recovery period extends up to three years prior to the date that it is, or reasonably should have been, concluded that we are required to prepare a restatement. The Clawback Policy applies to incentive-based compensation that is received (as defined in the Clawback Policy) after the effective date of the applicable NYSE rules. Per applicable requirements, the Clawback Policy is enforced without consideration of responsibility or fault or lack thereof. The full text of the Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.
Executive Stock Ownership Guidelines
We maintain stock ownership guidelines for our executive officers. These guidelines are intended to align the economic interests of our executive officers with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock. Executive officers are required to acquire and hold an amount of our common stock equal to a multiple of base salary within five years of the later of (i) the establishment of our guidelines in 2019 or (ii) the commencement of employment service or promotion into an executive position. Shares subject to stock options, restricted stock units and performance based restricted stock units do not count towards satisfaction of these guidelines. As of December 31, 2023, all of our executive officers met such stock ownership guidelines.

Chegg, Inc.	56	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION

Position	Stock Ownership Requirement

CEO	3x annual cash salary
Other Executive Officers	1x annual cash salary
Accounting and Tax Considerations
While our Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. We account for equity compensation paid to our employees under FASB ASC 718, which requires us to estimate and record an expense over the service period of the award. FASB ASC Topic 710 also requires us to record cash compensation as an expense at the time the obligation is accrued.
Risk Considerations
The Compensation Committee has discussed the concept of risk as it relates to our compensation programs, including our executive compensation program, and the Compensation Committee does not believe that our compensation programs encourage excessive or inappropriate risk taking. As described in further detail in this Compensation Discussion and Analysis section, we structure our pay to consist of both fixed and variable compensation. In fiscal year 2023, the Compensation Committee and management considered whether our compensation programs for employees created incentives for employees to take excessive or unreasonable risks that could materially harm our Company. The Compensation Committee believes that our compensation programs are typical for companies in our industry and that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Achieve Helping students reach their goals.

Chegg, Inc.	57	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Report of the Compensation Committee
The information contained in the following report of our Compensation Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.
The Compensation Committee oversees our compensation policies, plans and benefit programs. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
SUBMITTED BY THE COMPENSATION COMMITTEE
Melanie Whelan (Chair)
Sarah Bond
Renee Budig
Marne Levine
John (Jed) York

Chegg, Inc.	58	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Summary Compensation
The following table provides information regarding all compensation awarded to, earned by or paid to our NEOs for all services rendered in all capacities to us during fiscal years 2023, 2022 and 2021.

Name and Principal Position(1)	Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Dan Rosensweig	2023	1,100,000	3,666,649	13,200	4,779,849
President and Chief Executive Officer	2022	1,075,000	10,999,964	12,200	12,087,164
	2021	1,000,000	19,999,479	6,126	21,005,605
Andrew Brown	2023	850,000	1,833,325	13,200	2,671,525
Former Chief Financial Officer	2022	806,250	5,499,946	12,200	6,318,396
	2021	750,000	9,999,672	6,500	10,756,172
Nathan Schultz	2023	900,000	6,599,975	13,200	7,513,175
Chief Operating Officer	2022	821,875	5,499,946	12,200	6,334,021
	2021	750,000	9,999,672	4,875	10,754,547
John Fillmore	2023	446,875	—	4,767	451,642
Former President of Chegg Skills	2022	698,750	4,399,986	12,200	5,110,936
	2021	650,000	7,999,725	4,875	8,654,600
Esther Lem	2023	605,000	1,173,318	2,017	1,780,334
Former Chief Marketing Officer	2022	591,250	3,519,960	12,200	4,123,410
	2021	550,000	6,399,720	6,500	6,956,220

(1)
The amounts reported in this column represent the aggregate grant date fair value of RSU and PSU awards granted under our 2023 Equity Incentive Plan, as computed in accordance with ASC 718. For fiscal year 2021, the grant date fair value for market-based conditions of the TSR PSUs was estimated using a Monte Carlo simulation model. For fiscal year 2023, the amounts include PSUs valued at the grant date based upon the target achievement of the performance conditions. The grant date fair values of the annual PSUs for fiscal year 2023 in the table above reflect the target potential value of the PSUs (assuming the target level of performance achievement) and were $1,833,325 for Mr. Rosensweig, $916,662 for Mr. Brown, $3,299,988 for Mr. Schultz, and $586,659 for Ms. Lem. If the 2023 PSUs were achieved at the maximum level of performance, the total amount reported would then be as follows: $2,749,987 for Mr. Rosensweig, $1,374,993 for Mr. Brown, $4,949,981 for Mr. Schultz, and $ 879,988 for Ms. Lem.

(2)	Represents our contributions to the account under our 401(k) plan for each NEO.

Chegg, Inc.	59	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Grants of Plan Based Awards
The following table sets forth certain information regarding grants of plan-based awards to each of our NEOs during fiscal year 2023.

	Grant Date	Board Approval Date	Award Type	Estimated Possible Payout Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Market Value of Shares that Have Not Vested ($)(3)
Name				Threshold (#)	Target (#)	Maximum (#)

Dan Rosensweig	3/27/2023	3/27/2023	PSU	57,688	115,376	173,064	—	1,833,325
	3/27/2023	3/27/2023	RSU	—	—	—	115,376	1,833,325
Andrew Brown	3/27/2023	3/27/2023	PSU	28,844	57,688	86,532	—	916,662
	3/27/2023	3/27/2023	RSU	—	—	—	57,688	916,662
Nathan Schultz	3/27/2023	3/27/2023	PSU	103,839	207,677	311,516	—	3,299,988
	3/27/2023	3/27/2023	RSU	—	—	—	207,677	3,299,988
John Fillmore	3/27/2023	3/27/2023	PSU	—	—	—	—	—
	3/27/2023	3/27/2023	RSU	—	—	—	—	—
Esther Lem	3/27/2023	3/27/2023	PSU	24,567	49,134	73,701	—	1,759,980
	3/27/2023	3/27/2023	RSU	—	—	—	49,134	1,759,980

(1)
Upon the achievement by December 31, 2023 of certain Company performance metric measurements approved by the Compensation Committee as described under the heading “Elements of Fiscal Year Compensation—Equity Incentive Compensation—Performance-Based Restricted Stock Units,” the PSUs earned with respect to each performance metric vested as to 100% on March 12, 2024, except for Mr. Schultz whose PSUs vested one-third on March 12, 2024, and 8.33% shall vest on each quarterly anniversary thereafter such that the PSUs shall be fully vested on March 12, 2026, subject in each case to Mr. Schultz's continued service up to and through the applicable vesting dates.

(2)
100% of the shares vested on March 12, 2024 except for Mr. Schultz, whose shares vested one-third on March 12, 2024 and 8.33% shall vest on each quarterly anniversary thereafter such that the RSUs shall be fully vested on March 12, 2026. The vesting is subject to continued service through each vesting date.

(3)
Reflects the grant date fair value of each equity award at the target performance level computed in accordance with ASC 718 and described in footnote 1 to the Summary Compensation Table. The assumptions used in the valuation of these awards are set forth in notes 2 and 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. These amounts may not correspond to the actual value that may be realized by the NEOs.

Chegg, Inc.	60	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information with respect to outstanding equity awards as of December 31, 2023 with respect to our NEOs.

			Option Awards				Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options		Exercise Price ($)	Expiration Date	Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)(1)
Name		Award Type	Exercisable (#)	Unexercisable (#)

Dan Rosensweig	3/1/2021(2)	PSU	—	—	—	—	6,310	71,682
	3/1/2021(3)	TSR PSU	—	—	—	—	145,871	1,657,095
	3/28/2022(4)	PSU	—	—	—	—	63,978	726,790
	3/27/2023(5)	PSU	—	—	—	—	115,376	1,310,671
	3/1/2021(6)	RSU	—	—	—	—	4,207	47,792
	3/28/2022(7)	RSU	—	—	—	—	63,978	726,790
	3/27/2023(8)	RSU	—	—	—	—	115,376	1,310,671
Andrew Brown	3/1/2021(2)	PSU	—	—	—	—	3,155	25,841
	3/1/2021(3)	TSR PSU	—	—	—	—	72,935	828,542
	3/28/2022(4)	PSU	—	—	—	—	31,989	363,395
	3/27/2023(5)	PSU	—	—	—	—	57,688	655,336
	3/1/2021(6)	RSU	—	—	—	—	2,104	23,901
	3/28/2022(7)	RSU	—	—	—	—	31,989	363,395
	3/27/2023(8)	RSU	—	—	—	—	57,688	655,336
Nathan Schultz	3/1/2021(2)	PSU	—	—	—	—	3,155	35,841
	3/1/2021(3)	TSR PSU	—	—	—	—	72,935	828,542
	3/28/2022(4)	PSU	—	—	—	—	31,989	363,395
	3/27/2023(9)	PSU	—	—	—	—	207,677	2,359,211
	3/1/2021(6)	RSU	—	—	—	—	2,104	23,901
	3/28/2022(7)	RSU	—	—	—	—	31,989	363,395
	3/27/2023(10)	RSU	—	—	—	—	207,677	2,359,211

Chegg, Inc.	61	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION

			Option Awards				Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options		Exercise Price ($)	Expiration Date	Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)(1)
Name		Award Type	Exercisable (#)	Unexercisable (#)

Esther Lem	3/1/2021(2)	PSU	—	—	—	—	2,019	22,936
	3/1/2021(3)	TSR PSU	—	—	—	—	46,678	530,262
	3/28/2022(4)	PSU	—	—	—	—	20,474	232,585
	3/27/2023(5)	PSU	—	—	—	—	36,920	419,411
	3/1/2021(6)	RSU	—	—	—	—	1,347	15,302
	3/28/2022(7)	RSU	—	—	—	—	20,474	232,585
	3/27/2023(8)	RSU	—	—	—	—	36,920	419,411

(1)
The market price for our common stock is based on the closing price per share of our common stock as listed on the New York Stock Exchange on December 29, 2023 (the last trading day of the year ended December 31,2023) of $11.36.

(2)
The shares subject to the PSU award were earned only upon achievement by December 31, 2021 of Company performance metrics consisting of Chegg Services Revenue and Adjusted EBITDA as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 98.3% of the measurements had been achieved, therefore a weighted average of 98.3% of the shares subject to the PSU award were earned. One-third of the achieved shares vested on March 1, 2022 and the remaining unvested portion of this PSU is scheduled to vest as to 8.33% on each quarterly anniversary thereafter such that the PSUs shall be fully vested on March 1, 2024, subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change-of-Control Arrangements” below.

(3)
The shares subject to the TSR PSU award will be earned only upon achievement by February 29, 2024 of the Company performance metrics consisting of TSR as approved by the Compensation Committee. One-half of the achieved shares were to vest on March 1, 2024 and the remaining unvested portion of this TSR PSU is scheduled to vest on March 1, 2025, subject to the officers continued service up to and through each vesting date and the acceleration as described in "Termination and Change-of-Control Arrangements" below. None of the performance goals for the TSR PSUs were achieved; and therefore, no portion of this award was earned.

(4)
The shares subject to the PSU award were earned only upon achievement by December 31, 2022 of Company performance metrics consisting of Chegg Services Revenue and adjusted EBITDA as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 39.5% of the measurements had been achieved, therefore a weighted average of 39.5% of the shares subject to the PSU award were earned. One-third of the achieved shares vested on March 12, 2023 and the remaining unvested portion of this PSU is scheduled to vest as to 8.33% on each quarterly anniversary thereafter such that the PSUs shall be fully vested on March 12, 2025, subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change-of-Control Arrangements” below.

(5)
The shares subject to the PSU award were earned only upon achievement by December 31, 2023 of Company performance metrics consisting of Chegg Services Revenue, adjusted EBITDA and free cash flow as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 35.6% of the measurements had been achieved, therefore a weighted average of 35.6% of the shares subject to the PSU award were earned. 100% of the achieved shares vested on March 12, 2024.

(6)
One-third of the shares vested on March 1, 2022 and 8.33% shall vest on each quarterly anniversary thereafter such that the RSUs were fully vested on March 1, 2024. The vesting was subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change-of-Control Arrangements” below.

(7)
One-third of the shares vested on March 12, 2023 and 8.33% shall vest on each quarterly anniversary thereafter such that the RSUs shall be fully vested on March 12, 2025. The vesting is subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change-of-Control Arrangements” below.

(8)
100% of the shares vested on March 12, 2024. The vesting was subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change-of-Control Arrangements” below.

(9)
The shares subject to the PSU award were earned only upon achievement by December 31, 2023 of Company performance metrics consisting of Chegg Services Revenue, adjusted EBITDA, and free cash flow as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 35.6% of the measurements had been achieved, therefore a weighted average of 35.6% of the shares subject to the PSU award were earned. One-third of the achieved shares vested on March 12, 2024 and the remaining unvested portion of this PSU is scheduled to vest as to 8.33% on each quarterly anniversary thereafter such that the PSUs shall be fully vested on March 12, 2026, subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change-of-Control Arrangements” below.

(10)
One-third of the shares vested on March 12, 2024 and 8.33% shall vest on each quarterly anniversary thereafter such that the RSUs shall be fully vested on March 12, 2026. The vesting is subject to the officer's continued service up to and through each vesting date and the acceleration as described in “Termination and Change-of-Control Arrangements” below.

Chegg, Inc.	62	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Option Exercises and Stock Vested Table
The following table presents information concerning the aggregate number of shares of our common stock for which options were exercised during fiscal year 2023 for each of the NEOs. In addition, the table presents information on shares of our common stock that were acquired upon the vesting of stock awards during 2023 for each of the NEOs on an aggregated basis.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting ($)(2)
Name

Dan Rosensweig	—	—	178,258	2,385,510
Andrew Brown	—	—	88,462	1,182,423
Nathan Schultz	—	—	88,462	1,182,423
John Fillmore	—	—	59,227	819,960
Esther Lem	—	—	57,036	763,282

(1)	Amounts reflect the vesting of RSUs and PSUs.
(2)	The value realized on the shares acquired is the fair market value of the shares on the date of vesting, which was the closing price of our common stock on such date as traded on the NYSE.

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Chegg, Inc.	63	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Termination and Change-of-Control Arrangements
The attraction and retention of executive talent continues to be a focus for us. To ensure alignment with peer practices and offer competitive compensation programs, the Compensation Committee periodically reviews our executive compensation and employee benefits, including with respect to ongoing retention in connection with the consideration of potential corporate transactions. After considering data and advice provided by FW Cook, the Compensation Committee approved a Change-of-Control Severance Plan on July 23, 2019 (the “CIC Plan”). The CIC Plan provides ongoing retention in the event we consider potential corporate transactions that may create uncertainty as to future employment and also allows us to attract talented executives going forward.
Each of our NEOs, other than our Chief Executive Officer, is eligible to participate in the CIC Plan pursuant to an executed participation agreement, which agreement superseded and replaced any then-existing severance protections to which the applicable executives were entitled under their arrangements with us prior to the execution of the participation agreements.
Pursuant to the offer letter we entered into with Mr. Rosensweig and pursuant to the CIC Plan in which each of our other NEOs participate, we have agreed to provide certain cash severance benefits and equity award vesting acceleration in the event of certain terminations of employment both outside a change-of-control and in connection with a change-of-control (i.e., double-trigger severance protections). We do not provide tax gross-ups if an executive is subject to excise taxes as a result of severance or change-of-control benefits and we do not provide any single-trigger change of control benefit.
These arrangements are intended to attract and retain qualified executives that have alternatives that may appear to them to be less risky absent these severance arrangements, and to mitigate a potential disincentive to consideration and execution of an acquisition, particularly where the services of these executive officers may not be required by the acquirer. We also believe that entering into these arrangements will help our executive officers maintain continued focus and dedication to their responsibilities to help maximize stockholder value if there is a potential transaction that could involve a change-of- control of the Company.
Dan Rosensweig
We entered into an offer letter agreement with Mr. Rosensweig, our President, Chief Executive Officer and Co-Chairperson of our Board of Directors, on December 3, 2009, as amended on November 29, 2012. The offer letter provides for at-will employment and has no specific term. Pursuant to Mr. Rosensweig’s offer letter, in the event we terminate Mr. Rosensweig’s employment without “cause” or he resigns from his employment with us for “good reason” (each as defined in the offer letter and described below) outside of the 12-month period following a “change of control” (as defined in the offer letter), then we will pay Mr. Rosensweig (i) a lump sum payment equal to 12 months of his then-current annual base salary and (ii), if he elects to continue health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), his monthly insurance premiums, until the earlier of 12 months following his termination or resignation or the date upon which he commences full-time employment or consulting services with another company and is eligible for participation in any health insurance program provided by such company. Additionally, pursuant to his offer letter agreement and his RSU and PSU agreements with us, Mr. Rosensweig will be entitled to immediate vesting of 25% of his then-unvested stock options and 25% of his then-unvested time-based RSUs (including any earned but unvested PSUs for which the performance conditions were or, as of the date of such qualifying termination of employment, will be satisfied, and which remain subject to time-based vesting conditions). As noted below, the performance of any unearned TSR PSUs will be determined in connection with such a qualifying termination of employment. Mr. Rosensweig will also have a period of up to 24 months from the effective date of his termination or resignation to exercise all options that were vested as of his termination date. These benefits are subject to Mr. Rosensweig releasing us from all claims, resigning from our Board and returning all of our property and confidential information in his possession to us.

Chegg, Inc.	64	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
If Mr. Rosensweig is terminated without “cause” or he resigns from his employment with us for “good reason” (each as defined in the offer letter and described below) within 12 months following a “change-of-control” (as defined in the offer letter) of our Company, conditioned on his execution of a release of claims, we will pay Mr. Rosensweig (i) a lump sum payment equal to 12 months of his then-current annual base salary and (ii), if he elects to continue health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, his monthly insurance premiums, until the earlier of 12 months following his termination or resignation or the date upon which he commences full time employment or consulting services with another company and is eligible for participation in any health insurance program provided by such company. Plus, pursuant to his offer letter and his RSU and PSU agreements with us, Mr. Rosensweig will be entitled to immediate vesting of 100% of his then-unvested stock options, 100% of his then-unvested RSUs, and 100% of his then-unvested earned PSUs (with the performance of any unearned TSR PSUs to be determined in connection with the change-in-control as described below). Mr. Rosensweig will have a period of up to 24 months from the effective date of his termination or resignation to exercise all options that were vested as of the date of his termination.
If a change-of-control occurs prior to the end of a performance period, Mr. Rosensweig’s PSUs (other than the TSR PSUs) will be deemed earned immediately prior to the change-of-control in an amount equal to the number of PSUs that would be earned based on our actual performance as of the change-of-control or, if such performance is not determinable, the target level of performance. Any annual cycle PSUs so earned will be converted into time-based RSUs vesting over a 3-year period and will be subject to 100% acceleration, as noted above.
Pursuant to his TSR PSU agreement with us, if a change-of-control occurs prior to the end of a performance period, Mr. Rosensweig's TSR PSUs will be earned immediately prior to the change-of-control in an amount equal to the greater of (i) the TSR growth percentage based on the price per share paid in the change-of-control (in lieu of the 60-day average price) and (ii) the number of TSR PSUs achieved (whether prior to or as of the change-in-control), based on the 60 day average. Any TSR PSUs so earned will be converted into time-based RSUs vesting 50% on March 1, 2024 and 50% on March 1, 2025 and will be subject to 100% acceleration upon a qualifying termination within 12 months following a change of control, as noted above. If a qualifying termination occurs prior to a change of control, the performance of the TSR PSUs will be measured for the period ending on such termination of employment and any PSUs so earned will be subject to 25% acceleration of vesting, as described above.
These benefits are subject to Mr. Rosensweig releasing us from all claims.
Change-of-Control Severance Plan
As noted above, each of our NEOs other than Mr. Rosensweig participates in our CIC Plan. The CIC Plan and the participation agreement thereunder provide that upon a termination of the executive’s employment by us without “cause” (excluding death or disability and as defined in the CIC Plan and described below) or upon a resignation by the executive for “good reason” (as defined in the CIC Plan and described below), in each case during the period commencing three months prior to a “change-of-control” (as defined in the CIC Plan) and ending 12 months following a change-of-control, subject to the executive’s execution and non-revocation of a release of claims in favor of us, the executive will be entitled to the following benefits:
•a lump sum payment equal to the sum of (i) 12 months of the executive’s base salary at the rate in effect immediately prior to the date of such termination of employment or the change-of-control, whichever base salary is greater plus (ii) a pro-rata target cash bonus, if applicable, for the fiscal year in which the termination of employment occurs, prorated for the number of days the executive is employed in such fiscal year prior to the executive’s termination of employment;
•if the executive timely elects COBRA continuation coverage for him or herself and his or her eligible dependents, then we will reimburse the executive for COBRA premiums until the earlier of (i) a period of 12 months from the date of termination or (ii) the date upon which executive and/or executive’s eligible dependents become covered under similar plans;

Chegg, Inc.	65	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
•full acceleration of each of the executive’s then-outstanding unvested equity awards other than any equity awards subject to performance-based vesting conditions for which the performance period has not yet been completed (“performance awards”); and
•vesting of performance awards, if at all, as set forth in the terms of the applicable award agreement or, if the treatment upon a change-of-control is not provided for in the applicable award agreement, based on the actual performance determined as of immediately prior to the change-of-control or, if such performance is not determinable, based on performance at target. The terms of the award agreements for outstanding performance awards are described below.
The CIC Plan also provides that if the successor or acquiring company refuses to assume, convert, replace or substitute the executive’s unvested equity awards, then each of the executive’s then-outstanding and unvested equity awards, other than performance awards, will fully accelerate immediately prior to the change-of-control and the performance awards will be treated as described below.
The award agreements for outstanding annual cycle PSUs provide that, if a change-of-control occurs prior to the end of a performance period, the PSUs will be deemed earned immediately prior to the change-of-control in an amount equal to the number of performance awards that would be earned based on our actual performance as of the change-of- control or, if such performance is not determinable, the target level of performance. Any annual cycle PSUs so earned will be converted into time-based RSUs that are eligible for the 100% acceleration, as noted above.
Pursuant to the TSR PSU agreement, if a change-of-control occurs prior to the end of a performance period, the executive's TSR PSUs will be earned immediately prior to the change-of-control in an amount equal to the greater of (i) the number of TSR PSUs achieved by calculating the TSR growth percentage using the price per share paid in the change-of-control (in lieu of the 60-day average price) and (ii) the number of TSR PSUs achieved (whether prior to or as of the change-in-control) by calculating the TSR growth percentage using based on the 60-day average stock price. Any TSR PSUs so earned will be converted into time-based RSUs vesting 50% on March 1, 2024 and 50% on March 1, 2025 and will be eligible for 100% acceleration, as noted above.
Cause and Good Reason Definitions
For purposes of this section, “cause” means a determination by our Board of Directors that employment is terminated because of (i) a failure or refusal to comply in any material respect with lawful policies, standards or regulations of our Company within 30 days after written notice of such violations and/or failure to comply; (ii) a material violation of a federal or state law or regulation applicable to our business; (iii) a conviction or plea of no contest to a felony or other crime of moral turpitude under the laws of the United States or any state; (iv) fraud or material misappropriation of property belonging to us or our affiliates; (v) a material breach of the terms of any confidentiality, invention assignment or proprietary information agreement with us or with a former employer and failure to correct or cure such material breach within 30 days after written notice of such breach; or (vi) material misconduct or gross negligence in connection with the performance of duties and, for executives other than Mr. Rosensweig, the failure to correct of cure such action or conduct, if curable, within 30 days after written notice.
For purposes of this section, “good reason” for Mr. Rosensweig occurs upon (i) removal from the executive’s current position as Chief Executive Officer or no longer reporting directly to our Board of Directors; (ii) any material change or reduction in duties in the executive’s current position or assignment to duties inconsistent with such position, responsibilities, authority or status; (iii) reduction of then-current annual base compensation (other than a similar reduction that applies to our other senior executives); or (iv) relocation to a primary work location more than 50 miles from our principal office in Santa Clara, California.

Chegg, Inc.	66	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
For purposes of this section “good reason” for CIC Plan participants (all NEOs other than Mr. Rosensweig) means (i) a material reduction in the executive’s annual base salary, other than a reduction generally applicable to all our executive officers and in generally the same proportion as affects the executive; (ii) a material diminution in the executive’s authority, duties or responsibilities; (iii) a change in the geographic location in which the executive must perform services, resulting in an increase in the one-way commute by the executive of more than 50 miles; or (iv) our breach of the CIC Plan or the executive’s participation agreement thereunder, including but not limited to, our failure to ensure the CIC Plan’s assumption by our successor in interest.
Estimated Payments and Benefits as of December 31, 2023
The following table sets forth the estimated payments and benefits that would be received by each of the NEOs upon (i) a termination of employment without cause or following a resignation for good reason other than in connection with a change-of-control of Chegg and (ii) a termination of employment without cause or following a resignation for good reason during the period commencing three months before a change-of-control and ending 12 months after a change-of-control of Chegg. This table reflects amounts payable to each NEO assuming that his or her employment was terminated on December 31, 2023, and the change-of-control of Chegg also occurred on that date. The closing market price per share of our common stock on the NYSE on December 29, 2023 (the last trading day of the year ended December 31, 2023), was $11.36.

	Termination of Employment No Change-of-Control				Termination of Employment Change-of-Control
Named Executive Officer	Severance Payment ($)(1)	Medical Benefits Continuation ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)	Severance Payment ($)(1)	Medical Benefits Continuation ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Total ($)

Dan Rosensweig	1,100,000	27,563	720,931	1,848,494	1,100,000	27,563	4,194,396	5,321,959
Andrew Brown	—	—	—	—	825,000	23,845	2,097,204	2,946,049
Nathan Schultz	—	—	—	—	900,000	34,487	5,504,954	6,439,441
Esther Lem(4)	—	33,930	—	33,930	605,000	33,930	1,342,229	1,981,159

(1)
The amounts reported reflect cash severance that is calculated based on each NEOs 2023 base salary as of December 31, 2023. As noted above, the Company does not provide annual cash-based bonuses and therefore cash severance does not include any pro-rata target bonuses.

(2)	The amounts reported represent costs for COBRA.
(3)
The value of the accelerated vesting of unvested equity awards has been calculated based on the closing market price of our common stock on the NYSE on December 29, 2023, (the last trading day of the year ended December 31, 2023) which was $11.36 per share. All outstanding stock options were fully vested on December 31, 2023, and as such are not included in the total. The number of earned and unvested PSUs relating to the performance periods ending December 31, 2021, 2022, and 2023 were calculated as set forth above in footnotes 4, 6, and 8 to the Outstanding Equity Awards at Fiscal Year End Table.

Based on the closing market price of our common stock on the NYSE on December 31, 2023, no portion of the TSR PSU would be achieved or eligible for acceleration.

(4)
In connection with her retirement, Ms. Lem resigned from her position as Chief Marketing Officer, effective April 5, 2024. She will remain an employee of Chegg until July 5, 2024. Ms. Lem is expected to receive COBRA reimbursement of $2,827.49 for 12 months, for a total of 33,929.88 upon her termination of employment with the Company.

Chegg, Inc.	67	Proxy Statement for the 2024 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Chief Executive Officer Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K (“Item 402(u)”), we are required to disclose the ratio of our principal executive officer’s annual total compensation to the annual total compensation of our median employee. As disclosed in the Summary Compensation Table, the 2023 annual total compensation for our Chief Executive Officer was $4,779,849. The 2023 annual total compensation of our median employee was $79,041. Accordingly, the ratio of the 2023 annual total compensation of our Chief Executive Officer to the 2023 annual total compensation of our median employee is 60 to 1. We believe this ratio, which was calculated in a manner consistent with Item 402(u), to be a reasonable estimate, based upon the assumptions and adjustments described below.
Identifying the Median Employee
We identified our median employee, taking into account all individuals, excluding our Chief Executive Officer, who were employed by us on a worldwide basis as of December 31, 2023 (the “employee population determination date”), whether employed on a full-time, part-time, seasonal or temporary basis, and including employees on a partial year leave of absence. We did not include any contractors or other non-employee workers in our employee population.
Compensation Measures and Calculation Methodology
To identify our median employee in 2023, we chose to use a consistently applied compensation measure, which we selected as base salary or wages paid to each of our employees for the 12-month period from January 1, 2023 and December 31, 2023. For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using foreign exchange rates in effect on December 31, 2023. For permanent employees hired during 2023, we annualized their base salary or wages as if they had been employed for the entire measurement period. We did not make any cost-of-living adjustments for employees outside of the United States.
The median employee identified in 2023 was an employee based in Spain, and who continued to be employed on December 31, 2023. We calculated the annual total compensation for this individual using the same methodology we use to calculate the amount reported for our CEO in the “Total” column of the Summary Compensation Table as set forth in this proxy statement.

Chegg, Inc.	68	Proxy Statement for the 2024 Annual Meeting of Stockholders

Pay Versus Performance Disclosure

Provided below is our “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included:
•A list of the most important financial measures linking a measure of pay calculated in accordance with Item 402(v) (referred to as “Compensation actually paid”, or “CAP”) to Company performance for our most recent fiscal year;
•A table that compares the total compensation of our named executive officers or NEOs as presented in the Summary Compensation Table (“SCT”) to their CAP and that compares their CAP to specified performance measures for the four most recent fiscal years; and
•Graphs that describe:
◦the relationships between CAP and our cumulative total stockholder return (“TSR”), GAAP Net Income, and our Company selected measure, Adjusted EBITDA; and
◦the relationship between our TSR and the TSR of the Nasdaq Composite Index (“Index TSR”).
The only difference between the SCT and CAP amounts for our NEOs is the value of stock awards, which for purposes of the SCT is based on the grant date fair value of stock awards granted during the year, and for purposes of CAP is based on the year over year change in the fair value of stock awards that are unvested as of the end of the year, or that vested or were forfeited during the year.
This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the NEOs. Please refer to our Compensation Discussion and Analysis on pages 44 to 57 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.
Our Most Important Metrics Used for Linking Pay and Performance
As required by Item 402(v), below are the most important performance measures used by the Company to link our NEOs compensation actually paid for 2023 to the Company's performance. The metrics below are used for purposes of determining payouts under our annual cycle PSU program.
•Total Net Revenues
•Adjusted EBITDA
•Free Cash Flow

Chegg, Inc.	69	Proxy Statement for the 2024 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE
Our 2023 PSUs, which represent a significant portion of our NEOs target direct compensation for the year, were eligible to be earned and vest contingent on the achievement of three equally weighted performance metrics: (1) fiscal year 2023 Total Net Revenues, (2) fiscal year 2023 Adjusted EBITDA, and (3) Free Cash Flow (each as defined in our Compensation Discussion and Analysis on page 46). Adjusted EBITDA is the Company-selected measure included in the table and graphs below.
Pay Versus Performance Table
In accordance with Item 402(v), we provide below the tabular disclosure for the Company's President, Chief Executive Officer and Co-Chairperson (our Principal Executive Officer or “PEO”) and the average of our NEOs other than the PEO (“non-PEO NEOs”) for 2023, 2022 and 2021 and 2020.

					Value of Initial Fixed S100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs(1) ($)	Average Compensation Actually Paid to non-PEO NEOS(3) ($)	Total Stockholder Return ($)	NASDAQ Composite Total Stockholder Return(4) ($)	Net Income (Loss) (in thousands) ($)	Adjusted EBITDA (in thousands)(5) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2023	4,779,849	(688,671)	3,104,169	196,528	29.97	167.30	18,180	222,400
2022	12,087,164	(4,776,037)	5,471,691	2,348,120	67.34	116.65	266,638	254,525
2021	21,005,605	(2,978,784)	9,280,385	(826,037)	80.98	174.36	(1,458)	265,859
2020	10,381,080	36,270,875	4,285,861	13,669,798	238.27	143.64	(6,221)	207,058

(1)	Dan Rosensweig is the PEO for each year shown. The non-PEO NEOs for each year shown were Andrew Brown, Nathan Schultz, John Fillmore and Esther Lem.
(2)	To calculate CAP to the PEO in column (c) the following amounts were deducted from and added to the applicable SCT Total Compensation:

Fiscal Year	Summary Compensation Table Total for PEO ($)	Deductions from Summary Compensation Table Total(a) ($)	Inclusion of Equity Values Total l(b) ($)	Compensation Actually Paid to PEO ($)

2023	4,779,849	(3,666,649)	(1,801,871)	(688,671)

(a)	Represents the grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for 2023.
(b)
Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity values included in CAP are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equity Value Included in Compensation Actually Paid ($)
	(a)	(b)	(c)	(d)	(e)	(f)	(g) = (a) + (b) + (c) + (d) - (e) + (f)

2023	1,777,270	(1,412,126)	—	(2,167,015)	—	—	(1,801,871)

Chegg, Inc.	70	Proxy Statement for the 2024 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE

(3)	To calculate CAP to the non-PEO NEOs in the column (e) the following amounts were deducted from and added to the applicable SCT Total compensation:

Fiscal Year	Summary Compensation Table Total for non-PEO NEOs ($)	Deductions from Summary Compensation Table Total(a) ($)	Additions to Summary Compensation Table Total(b) ($)	Compensation Actually Paid to non-PEO NEOs ($)

2023	3,104,169	(2,401,654)	(505,986)	196,528

(a)	Represents the grant date fair value of equity awards reported in the “Stock Awards" column in the Summary Compensation Table for 2023.
(b)
Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity values included in CAP are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equity Value Included in Compensation Actually Paid ($)
	(a)	(b)	(c)	(d)	(e)	(f)	(g) = (a) + (b) + (c) + (d) - (e) + (f)

2023	1,164,112	(466,013)	—	(884,954)	(319,131)	—	(505,986)

(4)	Reflects TSR indexed to $100 for the Nasdaq Composite Index, which is an industry line peer group reported in the performance graph included in the Company's 2023 Annual Report on Form 10-K.
(5)	Please see page 46 for a definition of Adjusted EBITDA.

Chegg, Inc.	71	Proxy Statement for the 2024 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE
Relationship between CAP and TSR
The chart below reflects the relationship between the PEO and average non-PEO NEO CAP versus our TSR and the NASDAQ Composite Index TSR.

Compensation Actually Paid ($ millions)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
Total Shareholder Return (TSR)
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$-25
$100
$100
$238
$36.3
$13.7
$144
$174
$81
($3.0)
($0.8)
$117
$67
$4.8
$2.3
$167
$30
$0.2
($0.7)
2020
2021
2022
2023
PEO CAP
Avg. Other NEOs CAP
CHGG TSR
Index TSR

Relationship between CAP and GAAP Net Income
The chart below reflects the relationship between the PEO and average non-PEO NEO CAP and our GAAP Net Income.

$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
Compensation Actually Paid ($ millions)
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$0
$-30
GAAP Net Income ($ millions)
$36.3
$13.7
($6)
($3.0)
($0.8)
($1)
$267
$4.8
$2.3
$18
$0.2
($0.7)
2020
2021
2022
2023
PEO CAP
Avg. Other NEOs CAP
GAAP Net Income

Chegg, Inc.	72	Proxy Statement for the 2024 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE
Relationship between CAP and Adjusted EBITDA (our Company-Selected Measure)
The chart below reflects the relationship between the PEO CAP and average non-PEO NEO CAP and our Adjusted EBITDA.

$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
Compensation Actually Paid ($ millions)
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$0
$-30
Adj. EBITDA ($ millions)
$36.3
$13.7
$207
$266
($3.0)
($0.8)
$255
$4.8
$2.3
$222
$0.2
($0.7)
2020
2021
2022
2023
PEO CAP
Avg. Other NEOs CAP
Adj. EBITDA

Chegg, Inc.	73	Proxy Statement for the 2024 Annual Meeting of Stockholders

Equity Compensation Plan Information

The following table presents information as of December 31, 2023 with respect to compensation plans under which shares of our common stock may be issued. The category “Equity compensation plans approved by security holders” in the table below consists of the 2005 Stock Incentive Plan (the “2005 Incentive Plan”), the 2013 Equity Incentive Plan (the “2013 Incentive Plan”), the 2023 Equity Incentive Plan (the “2023 Incentive Plan”), and the Amended and Restated 2013 Employee Stock Purchase Plan (the “A&R 2013 ESPP”). The category “Equity compensation plans not approved by security holders” in the table below consists of the 2023 Equity Inducement Plan (the “2023 Inducement Plan”). The table does not include information with respect to shares of our common stock subject to outstanding options or other equity awards granted under equity compensation plans or arrangements assumed by us in connection with our acquisition of the companies that originally granted those awards.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	10,065,783(1)	$6.02(2)	11,877,920
Equity compensation plans not approved by security holders(3)	243,902(4)	—	1,756,098

(1)	Excludes purchase rights accruing under the A&R 2013 ESPP and includes 10,065,783 shares subject to outstanding RSUs and PSUs.
(2)	The weighted average exercise price relates solely to outstanding stock option shares since shares subject to RSUs and PSUs have no exercise price.
(3)	On October 10, 2023, our Board of Directors approved the 2023 Inducement Plan pursuant to the Employment Inducement Award exception under the NYSE Listed Company Manual Section 303A.08.
(4)	Includes 243,902 shares subject to outstanding RSUs.

Chegg, Inc.	74	Proxy Statement for the 2024 Annual Meeting of Stockholders

Transactions with Related Parties

Other than the compensation arrangements, including employment, termination of employment and change-of-control arrangements and indemnification arrangements, discussed, when required, above in the “Executive Compensation” section of this proxy statement, since January 1, 2023, we have not been a party to any transaction or series of similar transactions in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.
Review, Approval or Ratification of Transactions with Related Parties
Our related-party transactions policy requires approval of transactions to which we are a party and in which an officer, director, nominee for director, stockholder beneficially owning more than five percent of our outstanding capital stock or an immediate family member of a person sharing a household with such person has a material interest. Any transaction that we intend to undertake with such persons, irrespective of the amounts involved (unless such transaction is subject to standing pre-approval as provided under the policy or pursuant to a resolution adopted by our Compensation Committee), will be submitted to our Ethics Counselor for his or her determination of what approvals are required under the related-party transactions policy. The Ethics Counselor will refer to the Chair of our Audit Committee (or another member of our Audit Committee if the Chair is a party to the transaction) any such transaction for review. In the event our Ethics Counselor becomes aware of a transaction with a related person that has not been previously approved or previously ratified under the related-party transactions policy that required such approval, it will be submitted promptly to the Chair or other member of our Audit Committee for review. Based on the conclusions reached, the Chair or other member of our Audit Committee will evaluate all options, including but not limited to ratification, amendment or termination of the transaction with the related person.
In approving or rejecting the proposed transaction, the Chair or other member of our Audit Committee will consider the relevant and available facts and circumstances, including such facts as (i) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated; (ii) the terms of the transaction; and (iii) any other relevant information and considerations with respect to the proposed transaction. The Chair or other member of our Audit Committee will approve only those transactions with related persons that, in light of known circumstances, are in or are not inconsistent with, the best interests of our Company and our stockholders, as such Chair or other member of our Audit Committee determines in the good faith exercise of his or her discretion.

Chegg, Inc.	75	Proxy Statement for the 2024 Annual Meeting of Stockholders

Report of the Audit Committee

The information contained in the following report of Chegg’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Chegg under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Chegg specifically incorporates it by reference.
The Audit Committee has reviewed and discussed with Chegg’s management and Deloitte & Touche LLP the audited consolidated financial statements of Chegg as of and for the year ended December 31, 2023, and the effectiveness of internal control over financial reporting as of December 31, 2023. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board.
The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from Chegg.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Chegg’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.
SUBMITTED BY THE AUDIT COMMITTEE
Renee Budig (Chair)
Marcela Martin
Richard Sarnoff
Ted Schlein

Chegg, Inc.	76	Proxy Statement for the 2024 Annual Meeting of Stockholders

Additional Information

Stockholder Proposals to be Presented at the Next Annual Meeting
Chegg’s Bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of Stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Chegg, Inc., 3990 Freedom Circle, Santa Clara, California 95054, Attn: Corporate Secretary.
To be timely for the 2025 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive office of Chegg not earlier than 5:00 p.m. Pacific Time on February 20, 2025 and not later than 5:00 p.m. Pacific Time on March 22, 2025. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2025 Annual Meeting of Stockholders the information required by Chegg’s Bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at Chegg’s 2025 Annual Meeting of Stockholders must be received by us no later than December 20, 2024 in order to be considered for inclusion in Chegg’s proxy materials for that meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2025. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.
Available Information
Chegg will mail without charge, upon written request, a copy of Chegg’s annual report on Form 10-K for the year ended December 31, 2023, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Chegg, Inc.
3990 Freedom Circle
Santa Clara, CA 95054
Attn: Investor Relations
The Annual Report is also available at https://investor.chegg.com.

Chegg, Inc.	77	Proxy Statement for the 2024 Annual Meeting of Stockholders

ADDITIONAL INFORMATION
“Householding” - Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as Brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report and proxy materials, including the Notice, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of Brokers with account holders who are our stockholders will be “householding” our Annual Report and proxy materials, including the Notice. A single Notice and, if applicable, a single set of Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your Broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge, either by calling toll-free (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Chegg will promptly deliver a separate copy of the Notice and, if applicable, Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, annual report and other proxy materials, you may write to Chegg’s Investor Relations department at 3990 Freedom Circle, Santa Clara, California 95054, Attn: Investor Relations, or via email to ir@chegg.com.
Any stockholders who share the same address and currently receive multiple copies of Chegg’s Notice or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their Broker to request information about householding or Chegg’s Investor Relations department at the address listed above.

Chegg, Inc.	78	Proxy Statement for the 2024 Annual Meeting of Stockholders

Other Matters

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to our Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Chegg Embrace the possibilities.

Chegg, Inc.	79	Proxy Statement for the 2024 Annual Meeting of Stockholders

Appendix A

Reconciliation of Non-GAAP Financial Measures
We believe that certain non-GAAP financial measures, including adjusted EBITDA and free cash flow, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding items that may not be indicative of our core business, operating results or future outlook. Our management uses these non-GAAP financial measures in assessing our operating results, as well as when planning, forecasting and analyzing future periods and believes that such measures enhance investors' overall understanding of our current financial performance. These non-GAAP financial measures also facilitate comparisons of our performance to prior periods. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income or net cash provided by operating activities determined in accordance with GAAP. Management strongly encourages stockholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.
The following is a reconciliation of net income to EBITDA and Adjusted EBITDA for the year ended December 31, 2023 (in thousands, unaudited):

Year Ended December 31, 2023

Net income	18,180
Interest expense, net	3,773
Provision for income taxes	32,132
Other depreciation and amortization expense	129,718
EBITDA	183,803
Share-based compensation expense	133,502
Other income, net	(121,810)
Acquisition-related compensation costs	6,290
Content and related asset charge	7,647
Restructuring charges	5,704
Loss contingency	7,000
Transitional logistics charges	253
Adjusted EBITDA	222,389

Chegg, Inc.	A-1	Proxy Statement for the 2023 Annual Meeting of Stockholders

APPENDIX A
The following is a reconciliation of net cash provided by operating activities to free cash flow for the year ended December 31, 2023 (in thousands, unaudited):

Year Ended December 31, 2023

Net cash provided by operating activities	246,198
Purchases of property and equipment	(83,052)
Proceeds from disposition of textbooks	9,787
Free cash flow	172,933

Chegg, Inc.	A-2	Proxy Statement for the 2023 Annual Meeting of Stockholders

0

CHEGG, INC.

Proxy for Annual Meeting of Stockholders on June 5, 2024

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints each of Dan Rosensweig and David Longo, with full power of substitution, to represent and vote all the shares of Common Stock of Chegg, Inc. (the "Company") held of record by the undersigned at the close of business on April 8, 2024 at the Annual Meeting of Stockholders to be held virtually at https://web.lumiconnect.com/299143484 (password: CHGG2024) on June 5, 2024 at 9:00 a.m. Pacific Time, and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

CHEGG, INC.

June 5, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18637

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

060524

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR IN PROPOSAL 1, "FOR" PROPOSAL 2, "1 YEAR" IN PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of three Class II directors:

NOMINEES:

	FOR	AGAINST	ABSTAIN
1a. Marne Levine	☐	☐	☐
1b. Paul LeBlanc	☐	☐	☐
1c. Richard Sarnoff	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjourments or postponements thereof. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR" the election of each director in Proposal 1, "FOR" Proposal 2, "1 YEAR" in Proposal 3 and "FOR" Proposal 4.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.